UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12
INVENTRUST PROPERTIES CORP.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

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InvenTrust Properties

2025 PROXY STATEMENT

May 6, 2025 at 9:00am CT

Held virtually online at:

www.virtualshareholdermeeting.com/IVT2025

ANNUAL MEETING OF STOCKHOLDERS & PROXY STATEMENT 2025
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 6, 2025

Dear Fellow Stockholder:
We are pleased to invite you to attend the Annual Meeting of stockholders of InvenTrust Properties Corp., a Maryland corporation
(“InvenTrust”), on May 6, 2025 at 9:00 a.m. Central Time. Our Annual Meeting will be a “virtual meeting” of stockholders held exclusively online via live webcast. You will be able to attend the virtual Annual Meeting of stockholders online and submit your questions during the
Annual Meeting by visiting www.virtualshareholdermeeting.com/IVT2025.
We are excited to embrace the latest technology to provide expanded access to and improved communication for our stockholders. We believe that hosting a virtual meeting will enable greater stockholder attendance, allowing participation from any location around the world and providing cost savings for our stockholders and InvenTrust.
At our Annual Meeting, we will ask you to consider and vote upon:
1.A proposal to elect eight directors to serve until the next Annual Meeting of stockholders and until their successors are duly elected and qualify;
2.A proposal to ratify the selection of KPMG LLP as our independent registered public accounting firm for the year ending
December 31, 2025;
3.A proposal to approve, on a non-binding advisory basis, a resolution approving the compensation of our named executive officers (“say-on-pay”) as described in our proxy materials; and
4.Any other business that may properly come before the Annual Meeting, including any postponement or adjournment thereof.
If you were a stockholder of record at the close of business on March 3, 2025, your shares may be voted at the Annual Meeting, including any postponements or adjournments of the Annual Meeting. In order to attend the virtual meeting, you will need your control number that will be supplied to all stockholders via the proxy card or voting instructions form. If you have any questions regarding the format of the
Annual Meeting, please contact Mr. Dan Lombardo, Vice President of Investor Relations, at dan.lombardo@inventrustproperties.com.
In order to reduce costs and the environmental impact associated with our Annual Meeting, we are primarily furnishing proxy materials to our stockholders electronically as permitted by the U.S. Securities and Exchange Commission. Unless an election has been affirmatively made to receive paper copies of the materials by mail, stockholders will receive a Notice of Annual Meeting and Notice of
Internet Availability of Proxy Materials (“Notice”) with instructions for accessing the proxy materials free of charge over the Internet. If you receive a Notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials contained in the Notice.
Please promptly submit your proxy by mail, telephone or Internet by following the instructions provided to ensure that your shares will be represented whether or not you attend the Annual
Meeting. We encourage you to submit your proxy prior to the Annual Meeting to help ensure that a quorum is present, and our Annual Meeting can proceed.
By order of the Board of Directors,
Christy L. David
Executive Vice President, Chief Operating Officer, General Counsel and Secretary
March 21, 2025

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ANNUAL MEETING OF STOCKHOLDERS & PROXY STATEMENT 2025
TABLE OF CONTENTS

Compensation Discussion and Analysis .........................................................	29
Our Named Executive Officers ......................................................................	29
Executive Summary .....................................................................................	31
Funds From Operations ................................................................................	32
Compensation Elements ...............................................................................	33
Good Governance and Best Practices ...........................................................	33
Equity Retention Policy .................................................................................	34
Stockholder Interest Alignment ......................................................................	34
Determination of Compensation ....................................................................	34
Executive Compensation Philosophy and Objectives .......................................	35
Elements of Executive Compensation Program ..............................................	35
2024 Cash Target Awards and Resulting Awards Earned ................................	38
Long-Term Equity-Based Inventive ................................................................	38
Restricted Stock Unit Awards ........................................................................	38
Performance-Based Restricted Stock Units ....................................................	39
Time-Based Restricted Stock Units ...............................................................	39
2022 Performance-Based Restricted Stock Unit Vesting ..................................	40
Other Elements of Compensation ..................................................................	40
Severance and Change in Control-Based Compensation .................................	40
Tax and Accounting Considerations ...............................................................	41
Fiscal 2025 Compensation Decisions ............................................................	42
Executive Compensation Tables ...................................................................	43
Grants of Plan-Based Awards in 2024 ...........................................................	44
Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table ..............................................................	44
Outstanding Equity Awards at 2024 Year-End ................................................	45
Stock Vested in 2024 ...................................................................................	46
Potential Payments Upon Termination or Change in Control ............................	46
RSU Award Agreements ...............................................................................	47
Summary of Potential Payments ...................................................................	48
CEO Pay Ratio Disclosure ............................................................................	49
Pay Versus Performance Disclosure ..............................................................	50
Compensation Risk Assessment ...................................................................	53
STOCK OWNERSHIP .....................................................................................	54
Stock Owned by Certain Beneficial Owners and Management .........................	54
CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS .........	55
Related Person Transaction Policy and Procedures ........................................	55
AUDIT COMMITTEE REPORT ........................................................................	56
PROPOSAL NO. 2 | RATIFY APPOINTMENT OF KPMG LLP ...........................	57
PROPOSAL NO. 3 | ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION (“SAY-ON-PAY”) .............................	59
STOCKHOLDER PROPOSALS ......................................................................	60
ANNUAL REPORT TO STOCKHOLDERS .......................................................	61
APPENDIX A | RECONCILIATION OF NON-GAAP FINANCIAL MEASURES .............................................................	A1

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ANNUAL MEETING OF STOCKHOLDERS & PROXY STATEMENT 2025
PROXY MATERIALS & ANNUAL MEETING
Information About the Proxy Materials
The board of directors (the “Board”) of InvenTrust Properties Corp., a Maryland corporation (referred to herein as the “Company,” “InvenTrust,” “we,”
“our” or “us”), is furnishing the Notice of Annual Meeting, proxy statement and proxy card to you, and to all stockholders of record as of the close of business on March 3, 2025 because the Board is soliciting your proxy to vote at the Company’s 2025 annual meeting of stockholders (the “Annual
Meeting”), and at any postponements or adjournments thereof.
The Securities and Exchange Commission (“SEC”) has adopted rules permitting the electronic delivery of proxy materials. In accordance with those rules, we are primarily furnishing proxy materials to our stockholders via the Internet, rather than mailing paper copies of the materials. Internet distribution of the proxy materials is designed to expedite receipt by stockholders and lower costs and the environmental impact of the Annual
Meeting. Beginning on or about March 21, 2025, we will mail a Notice of Annual Meeting and Notice of Internet Availability of Proxy Materials
(“Notice”) to our stockholders of record as of the close of business on March 3, 2025, which will contain instructions on how to access and review proxy materials, including our proxy statement and our Annual Report on Form 10-K for the year ended December 31, 2024, and how to submit proxies via the Internet or by telephone. If you received a Notice but would like to submit your proxy by mail or request paper copies of our proxy materials going forward, you may still do so by following the instructions described in the Notice.
Choosing to receive your proxy materials over the Internet will help reduce the environmental impact and costs associated with the printing and mailing of the proxy materials to you. Unless you affirmatively elect to receive paper copies of our proxy materials in the future by following the instructions included in the Notice, you will continue to receive a Notice directing you to a website for electronic access to our proxy materials.
On or about March 21, 2025, we will also begin mailing a full set of proxy materials to certain stockholders who previously requested a paper copy of the proxy materials.
If you own shares of common stock, par value $0.001 per share (the “common stock”), of the Company in more than one account, such as individually or jointly with your spouse, you may receive more than one Notice or set of these materials. Please make sure to authorize a proxy to vote all of your shares in all your accounts.
Important Notice Regarding the Availability of Proxy Materials
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on May 6, 2025. This proxy statement, the proxy card and our Annual Report on Form 10-K for the year ended December 31, 2024 are available at www.proxyvote.com.
Information About the Annual Meeting
The Annual Meeting will be held on May 6, 2025, beginning at 9:00 a.m., Central Time. The Annual Meeting will be a “virtual meeting” of stockholders held exclusively online via live webcast. We welcome and encourage you to attend. Please note that only stockholders of record as of the close of business on March 3, 2025 (the “record date”) will be permitted to attend and ask questions during the Annual Meeting. Questions pertinent to meeting matters will be answered during the Annual Meeting, subject to time limitations. In order to attend the virtual meeting, you will need your control number that will be supplied to all stockholders via the proxy card or voting instructions form. During the Annual Meeting, you will be allowed to vote your shares within the online portal as well as submit questions. The online portal will open 60 minutes before the beginning of the
Annual Meeting. We encourage you to access the meeting prior to the meeting start time.
Rules governing the conduct of the Annual Meeting will be posted on the virtual meeting platform along with an agenda. We reserve the right to eject an attendee for failure to comply with reasonable requests or for not following the rules of conduct for the meeting.
We reserve the right to edit profanity or other inappropriate language and to exclude questions regarding topics that are not pertinent to meeting matters or company business. If we receive substantially similar questions, we may group questions together and provide a single response to avoid repetition.
If you encounter any difficulties while accessing the virtual meeting during the check-in or meeting time, a technical assistance phone number will be made available on the virtual meeting registration page 15 minutes prior to the start time of the Annual Meeting.

2

ANNUAL MEETING OF STOCKHOLDERS & PROXY STATEMENT 2025
PROXY MATERIALS & ANNUAL MEETING
Information About Voting
You will have one vote for each share of common stock held as of the close of business on March 3, 2025, which is the record date for the Annual
Meeting. As of March 3, 2025, there were 77,460,276 shares of common stock outstanding and entitled to vote. There is no cumulative voting.
Record Holders
If your shares are registered directly in your name with our transfer agent, Computershare Inc., you are, with respect to those shares, the stockholder of record or record holder. Record holders may vote while in attendance at the virtual Annual Meeting or by granting a proxy to vote on each of the proposals. You may authorize a proxy to vote your shares in any of the following ways:

MAIL: if you received a hard copy proxy card, you may complete and return it as instructed on the proxy card. If you received a Notice, you may request a proxy card at any time by following the instructions on the Notice. You may then complete the proxy card and return it by mail as instructed on the proxy card in the pre-addressed postage paid envelope provided.
If mailed, your completed and signed proxy card must be received by May 5, 2025;

TELEPHONE: dial 1-800-690-6903 any time prior to 11:59 p.m. Eastern Time on May 5, 2025, with your Notice in hand and follow the instructions; or

INTERNET: go to www.proxyvote.com any time prior to 11:59 p.m. Eastern Time on May 5,
2025, with your Notice in hand and follow the instructions to obtain your records and to create an electronic voting instruction form.

If you are a record holder and grant a proxy, you may nevertheless revoke your proxy at any time before it is exercised by: (1) sending written notice to us at 3025 Highland Parkway, Suite 350, Downers Grove, Illinois 60515, Attention: Corporate Secretary; (2) providing us with a properly executed, later-dated proxy; or (3) attending the virtual Annual Meeting and voting your shares while in attendance. Merely attending the Annual Meeting, without further action, will not revoke your proxy.
Beneficial Owners
If your shares are held in a brokerage account or by another nominee, you are the beneficial owner of shares held in street name, and the Notice (or in some cases, a full set of proxy materials) is being forwarded to you automatically, along with instructions from your broker, bank or other nominee.
As a beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote your shares and are also invited to attend the
Annual Meeting. Your broker, bank or other nominee has provided voting instructions for you to use in directing how to vote your shares. If you do not provide specific voting instructions by the deadline set forth in the materials you receive from your broker, bank or other nominee, your broker, bank or other nominee can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. See “Withhold,
Abstentions and Broker Non-Votes” below for more information about broker non-votes. Beneficial owners who desire to revoke a previously submitted proxy should contact their broker, bank, or other nominee for instructions.

3

ANNUAL MEETING OF STOCKHOLDERS & PROXY STATEMENT 2025
PROXY MATERIALS & ANNUAL MEETING
Information Regarding Tabulation of the Vote
Broadridge Investor Communication Solutions, Inc. (“Broadridge”) or its designee will act as the inspector of election and will count the votes.
Information About Items to be Voted on and Vote Necessary for Action to be Taken
At the Annual Meeting, stockholders will consider and vote upon the following matters, and such other matters as may properly come before the
Annual Meeting or any postponement or adjournment thereof:

1
PROPOSAL NO. 1: Election of eight directors, to hold office until the next annual meeting of stockholders and until their successors are duly elected and qualify. A plurality of all the votes cast at the Annual Meeting shall be sufficient to elect a director. Each share may be voted for as many individuals as there are directors to be elected and for whose election the holder is entitled to vote. The Board unanimously recommends a vote FOR each of the nominees for director.

2
PROPOSAL NO. 2: Ratification of the selection of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2025. A majority of the votes cast at the Annual Meeting shall be sufficient to approve Proposal No. 2. The Board unanimously recommends a vote FOR the ratification of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2025.

3
PROPOSAL NO. 3: Approval, on a non-binding advisory basis, of a resolution approving the compensation of our named executive officers as disclosed in this proxy statement pursuant to the SEC’s compensation disclosure rules (“say-on-pay”). A majority of the votes cast at the
Annual Meeting shall be sufficient to approve Proposal No. 3. The Board unanimously recommends a vote FOR the approval on a non-binding, advisory basis, of a resolution approving the compensation of our named executive officers as disclosed herein pursuant to the SEC’s compensation disclosure rules.

If you return your signed proxy but do not indicate how your shares should be voted, they will be voted “FOR” each director in Proposal No. 1, “FOR”
Proposal No. 2, and “FOR” Proposal No. 3, in accordance with the Board’s recommendation.

4

ANNUAL MEETING OF STOCKHOLDERS & PROXY STATEMENT 2025
PROXY MATERIALS & ANNUAL MEETING
Quorum Requirement
Presence at the Annual Meeting, virtually or by proxy, of stockholders entitled to cast a majority of all the votes entitled to be cast at the Annual
Meeting on any matter shall constitute a quorum. There must be a quorum present in order for us to conduct business at the Annual Meeting.
Withhold, Abstentions and Broker Non-Votes
A “withhold” vote with respect to the election of directors will be considered present for purposes of determining a quorum. Because a plurality of all the votes cast at the Annual Meeting shall be sufficient to elect a director (meaning that the eight director nominees who receive the highest number of “for” votes will be elected) and each of our directors is running unopposed, a “withhold” vote will have no effect with respect to the outcome of the election of directors.
An “abstain” vote with respect to the other proposals to be voted on at the Annual Meeting will be considered present for purposes of determining a quorum, but is not considered a vote cast with respect to such proposals. Therefore, an abstention will not have any effect on the outcome of the vote on the ratification of appointment of our independent registered public accounting firm (Proposal No. 2) or  the approval of the say-on-pay
(Proposal No. 3).
A broker non-vote is considered present for purposes of determining whether a quorum exists. A “broker non-vote” occurs if your shares are not registered in your name and you do not provide the record holder of your shares (usually a bank, broker, or other nominee) with voting instructions on a matter and the record holder is not permitted to vote on the matter without instructions from you under applicable rules of the New York Stock
Exchange (“NYSE”). The election of directors (Proposal No. 1) and say-on-pay (Proposal No. 3) are considered “non-discretionary” items, so if you do not provide instructions to the holder of record, your shares will be treated as broker non-votes, will not be considered as a “vote cast” and will have no effect on the outcome of the vote on such proposals. The ratification of the appointment of our independent registered public accounting firm
(Proposal No. 2) is a “discretionary” or routine item under NYSE rules. As a result, the shares for which instructions are not provided to the holder of record will not be treated as broker non-votes and brokers who do not receive instructions as to how to vote on Proposal No. 2 generally may vote on this matter in their discretion. Thus, we do not expect any broker non-votes on this proposal.
Costs of Soliciting Proxies
We will bear all costs and expenses incurred in connection with soliciting proxies. Our directors and executive officers may solicit proxies by mail, personal contact, letter, telephone, facsimile or other electronic means. These individuals will not receive any additional compensation for these activities but may be reimbursed by us for their reasonable out-of-pocket expenses. In addition, Broadridge will collect and solicit proxies on our behalf. We will pay Broadridge fees that we expect will not exceed $150,000 and any out-of-pocket expenses for collecting and soliciting proxies.
Other Matters
At this time, no other matters are being presented for your consideration at the Annual Meeting. Generally, no business aside from the items discussed in this proxy statement may be transacted at the meeting. If, however, any other matter properly comes before the Annual Meeting as determined by the chair of the meeting, your proxies are authorized to act on the proposal at their discretion.

5

ANNUAL MEETING OF STOCKHOLDERS & PROXY STATEMENT 2025
PROXY MATERIALS & ANNUAL MEETING
Householding
Only one Notice or copy of this proxy statement and the 2024 Annual Report on Form 10-K have been sent to certain stockholders who share a single address, unless any stockholder residing at that address has given contrary instructions. This procedure, referred to as householding, reduces the volume of duplicate information stockholders receive and reduces mailing and printing costs. Additional copies of the Notice, this proxy statement or our Annual Report on Form 10-K for the year ended December 31, 2024, will be furnished to you upon request, without charge, by writing us at:
c/o InvenTrust Properties Corp., 3025 Highland Parkway, Suite 350, Downers Grove, Illinois 60515, Attention: Investor Relations, by emailing us at
investorrelations@inventrustproperties.com or by calling us at (855) 377-0510.
If you share an address with another stockholder and the two of you would like to receive only a single set of our annual disclosure documents, please contact us by writing us at: c/o InvenTrust Properties Corp., 3025 Highland Parkway, Suite 350, Downers Grove, Illinois 60515, Attention:
Investor Relations, or by emailing us at investorrelations@inventrustproperties.com, or, if a bank, broker or other nominee holds your shares, please contact your bank, broker or other nominee directly.

6

ANNUAL MEETING OF STOCKHOLDERS & PROXY STATEMENT 2025
CORPORATE GOVERNANCE PRINCIPLES
Corporate Governance Profile
Our corporate governance is structured in a manner that the Board believes closely aligns the Company’s interests with those of our stockholders.
Notable features of our corporate governance structure include the following:
•Each of our directors being subject to annual elections;
•of the eight nominees, seven have been determined by us to be independent for purposes of the NYSE’s corporate governance listing standards and the applicable rules under the Securities Exchange Act of 1934, as amended (the “Exchange Act”);
•all of the members of our Audit, Compensation and Nominating and Corporate Governance Committees are independent; we have determined that at least two of our directors qualify as an ‘‘audit committee financial expert’’ as defined by the SEC;
•our stockholders owning at least 3% or more of the Company’s outstanding common stock continuously for at least three years may nominate and add director candidates in the Company’s proxy materials for annual meetings pursuant to, and subject to the provisions of, the proxy access provision in our Fourth Amended and Restated Bylaws (our “Byalws”);
•our directors have a range of skills, experience, and backgrounds;
•we opted out of the provisions of Maryland law that permits the Board to classify itself without stockholder approval;
•an Equity Retention Policy that requires each director, our CEO and other NEOs, and such other executive officers selected by our CEO and compensation committee, to own a certain amount of our equity;
•our stockholders, by a majority vote of shares entitled to be cast on the matter, may call a special meeting of stockholders;
•our Board and stockholders have the concurrent power to adopt, alter or repeal any provision of our Bylaws and to make new bylaws;
•we have opted out of the control share and business combination provisions of the Maryland General Corporation Law (the “MGCL”), and our
Bylaws provide that we may not opt-in to these provisions without the approval of our stockholders; and
•we do not have a stockholder rights plan and we will not adopt one without stockholder approval or stockholder ratification within 12 months of adoption of such plan.
Our Charter (“Charter”) and Bylaws provide that the number of directors constituting the Board may be increased or decreased by a majority vote of the entire Board, provided the number of directors may not be greater than 11 and may not be decreased to fewer than the minimum number required under the MGCL, which currently is one director. The tenure of office of a director will not be affected by any decrease in the number of directors.
Our Bylaws provide that any vacancy on the Board for any cause other than an increase in the number of directors may be filled by a majority of the remaining directors, even if such majority is less than a quorum, any vacancy in the number of directors created by an increase in the number of directors may be filled by a majority vote of the entire Board, and any directors elected to fill a vacancy will hold office until the next annual meeting of stockholders and until a successor is duly elected and qualifies.

7

ANNUAL MEETING OF STOCKHOLDERS & PROXY STATEMENT 2025
CORPORATE GOVERNANCE PRINCIPLES
Corporate Governance Guidelines
Our Board has adopted corporate governance guidelines (the “Corporate Governance Guidelines”) to provide a transparent framework for the effective governance of InvenTrust. The Corporate Governance Guidelines are available on our website at www.inventrustproperties.com through the “Investors – Governance – Governance Documents & Policies” tab. In addition, printed copies of the Corporate Governance Guidelines are available to any stockholder, without charge, by writing us at InvenTrust Properties Corp., 3025 Highland Parkway, Suite 350, Downers Grove,
Illinois 60515, Attention: Investor Relations.
Corporate Culture and Strategy
Our employees are our greatest asset and the foundation for our success. Together, we focus on building an inclusive culture where innovative thinking is valued, collaboration is essential, and communicating the "why" is a necessity. We are committed to creating a corporate culture characterized by high levels of employee engagement, growth and development, and health and wellness. We seek to attract and retain talented professionals who provide a wide range of opinions and experiences to drive our business forward. As of December 31, 2024, we had 101 full-time employees.
Our Human Capital strategy is focused on talent management. The basis for hiring, development, training, compensation and advancement are qualifications, performance, skills and experience. We believe our employees are fairly compensated, and it is our policy to make employment or compensation decisions without regard to gender, race, ethnicity, or other protected characteristics. All of our employees are offered a comprehensive benefits package, including, but not limited to, paid time off and parental leave, medical, dental and vision insurance, disability insurance, life insurance, 401(k) matching, tuition reimbursement, flexible Fridays and remote work flexibility.
Employee engagement is critical to our success. We believe in fostering a highly engaged inclusive environment which drives growth and productivity. We believe that our heightened focus on employee development and health and wellness creates a more engaged workforce. In 2024, we were named one of Chicago's Top Workplaces by The Chicago Tribune for the third year in a row. We believe that the more engaged our employees are the more likely productivity will increase and drive empowerment throughout the organization for our employees to act like owners.
Our hybrid work model provides an opportunity for employees to balance work and life, whether in the office or at home. We also host monthly events focused on employee education, health and wellness, engagement activities, and giving back to our communities. Our events consist of company-wide executive-led meetings to stay connected with our employees, wellness competitions, food trucks, game days, happy hours, and charity events serving our communities. We are proud that 100% of our employees participated in charitable events giving back to our communities in 2024. Our Flexible Fridays program enables our employees to balance work and life, focusing on mental health as well as giving back to our communities through charitable endeavors.
We celebrate our employees' success through our Circle of Excellence awards. Our monthly "On The Spot" award recognizes employees who go above and beyond their job. Our annual awards, the “Rising Star” and “Standing Ovation” recognize new employees and tenured employees who exhibit exceptional promise, ability, and our InvenTrust values. We monitor our performance through employee engagement surveys and utilize the results to continually improve our organization.

8

ANNUAL MEETING OF STOCKHOLDERS & PROXY STATEMENT 2025
CORPORATE GOVERNANCE PRINCIPLES
Stockholder Engagement
We have a robust investor engagement program led by our
Investor Relations team and the Corporate Secretary’s office.
The Company engages proactively with our stockholders,
monitors developments in corporate governance and social
responsibility, and in consultation with our Board, thoughtfully adopts practices in a manner that best supports our strategy and culture. We view stockholder engagement as continuous
dialogue, rather than event-driven. Our engagement approach is grounded in a set of core principles:
TRANSPARENCY: engage openly with stockholders providing
information and communications in a timely and understandable manner.
CONSISTENCY: maintain regular and consistent
communication to ensure continuity and meaningful
engagement.
ACCOUNTABILITY: inform stockholders of the Company’s
performance and strategic execution as compared to the
Company’s targets.
Therefore, we actively engage with our stockholders in a number of forums on a year-round basis as depicted by the following graphic:
Stockholder feedback is received through all of these interactions. Stockholders may also send correspondence to the InvenTrust Investor Relations email address and, as appropriate, relevant stockholder concerns are addressed promptly by the Investor Relations department. In addition, stockholders may also make their views known through individual voting for directors, say-on-pay advisory votes and other matters submitted to stockholders for approval. Finally, stockholders may submit stockholder proposals in accordance with applicable rules and our Bylaws.

9

ANNUAL MEETING OF STOCKHOLDERS & PROXY STATEMENT 2025
CORPORATE GOVERNANCE PRINCIPLES
Corporate Responsibility and Governance
We continue to manage matters of corporate responsibility and governance across our platform as part of our overall business strategy. We believe that our efforts to enhance our communities, conserve resources, and foster a best-in-class work environment are not just compatible with, but facilitative of, growing long-term stockholder value.
We remain committed to transparency in our investment strategy with a focus on operating efficiency, responding to evolving trends, and addressing the needs of our tenants and communities by continuing to fully integrate environmental sustainability, social responsibility, and strong governance practices throughout our organization.

OUR COMPANY
ESG Strategy
•Annual reporting of our performance on environmental, social and governance (ESG) matters to our Board, with reporting by management to be done annually on strategy and performance to the Board, or more often as deemed appropriate.

•Membership and participation in industry organizations focusing on sustainability including GRESB and the National Association of Real Estate Investment Trusts (“Nareit”).
Highlights	•Continue to strategically execute on the 5-year goals stated in our ESG Report.
•InvenTrust has been involved with the GRESB Real Estate Assessment since 2013.
•InvenTrust has continued to expand on implementing the key principles of ESG and has an ongoing commitment to maximize value for its stakeholders in the long-term while conducting business in a socially, ethical and environmentally friendly manner.

•Conducted ESG training for all employees to stay current with industry trends.
ENVIRONMENTAL
Principle	•We focus on promoting sustainable culture practices through education, awareness, and opportunity in order to preserve our communities’ valuable resources for future generations.
Highlights	•We set measurable 5-year reduction targets for energy, water, waste and greenhouse gas emissions.
•20 properties received IREM Certified Sustainable Property designation.
•InvenTrust named a Green Lease Leader (Gold Level), fairly aligning financial and environmental benefits of sustainability initiatives for both InvenTrust and its tenants.
•Enlisted an independent third-party to perform limited assurance verification of property energy, water, waste and greenhouse gas data.
SOCIAL
Principle	•Our people give us a competitive advantage – we strive to hire and retain the best in real estate.
Highlights	•We invest in our people through offering tuition reimbursement, continuing education, and training programs.
•Superior benefits - our program focuses on our employees’ health and well-being, financial security, and work-life balance.
•InvenTrust named a Top Chicago Workplace in 2024 by The Chicago Tribune for the third year in a row.
•100% employee participation in volunteerism and/or charitable giving in 2024.
•100% employee participation in our Ethics, Anti-Harassment, Cyber security, and other corporate level trainings.
GOVERNANCE
Principle	•The structure and practices of our Board is committed to independence, education, and transparency.
Highlights	•88% of our directors are independent.
•50% of our independent directors are women and 50% are men.
•The Board conducts a robust annual review of all its governing documents to ensure that the Company is current and relevant regarding governance trends.
•Each new director goes through an on-boarding process to integrate them into the Company, its practices, and its people.

10

ANNUAL MEETING OF STOCKHOLDERS & PROXY STATEMENT 2025
CORPORATE GOVERNANCE PRINCIPLES
Director Independence
Our business is managed under the direction and oversight of our Board. The members of our Board are Julian E. Whitehurst, our chairperson,
Stuart W. Aitken, Amanda E. Black, Daniel J. Busch, Thomas F. Glavin, Scott A. Nelson, Paula J. Saban, Smita N. Shah, Michael A. Stein and Julie
M. Swinehart. Mr. Stein notified the Company that he will not seek re-election as a director at the Annual Meeting due to the Company’s mandatory retirement age under the Company’s Corporate Governance Guidelines. Mr. Glavin notified the Company that he will not seek re-election as a director at the Annual Meeting. As required by our Charter, a majority of our directors must be “independent.” As defined by our Charter, an
“independent director” means any director who qualifies as an “independent director” under the provisions of the NYSE Listed Company Manual in effect from time to time. The NYSE standards provide that to qualify as an independent director, in addition to satisfying certain bright-line criteria, the
Board must affirmatively determine that a director has no material relationship with the Company (either directly or as a partner, stockholder or officer of an organization that has a relationship with the Company).
Consistent with these considerations, after reviewing all relevant transactions or relationships between each director, or any of his or her family members, and the Company, our management, and our independent registered public accounting firm, and considering each director’s direct and indirect association with the Company and its management, the Board has determined that Mses. Black, Shah, Saban and Swinehart and Messrs.
Aitken, Glavin, Nelson, Stein and Whitehurst qualify as independent directors.
Board Leadership Structure and Risk Oversight
Mr. Busch, in his role as our president and chief executive officer, is responsible for managing the strategic direction and for providing the day-to-day leadership of the Company. Mr. Whitehurst, in his role as our chairperson of the Board, organizes the work of the Board and ensures that the Board has access to sufficient information to carry out its functions, including monitoring the Company’s performance. Mr. Whitehurst presides over meetings of the Board and stockholders, establishes the agenda for each meeting and oversees the distribution of information to directors. We have separated the roles of the president and chairperson of the Board in recognition of the differences between the two roles. Our Board believes the current structure is appropriate and effective.
To ensure free and open discussion and communication among the non-employee directors of our Board, the non-employee directors meet periodically in private session with no members of management present. Mr. Whitehurst, as our chairperson, presides at these sessions.
Our Board oversees the business and affairs of our Company, including its long-term health, overall success and financial strength. The full Board is actively involved in overseeing risk management for the Company. Our Board oversees risk through the: (1) review and discussion of regular periodic reports to the Board and its committees, including management reports, leasing activity and property operating data, as well as actual and projected financial results, the corporate model and outputs, and various other matters relating to our business; (2) required approval by the Board of certain transactions, including, among others, acquisitions and dispositions of properties exceeding certain dollar amounts and financings exceeding certain dollar amounts, as set forth in investment policies adopted by the Board; (3) oversight of risk associated with the various elements of compensation by the compensation committee; (4) oversight of cybersecurity and other information technology risks by the audit committee; (5)
oversight of risk policies and management as well as major financial risk exposures and steps taken to monitor and control such risks by the audit committee; (6) review of regular periodic reports from our independent public accounting firm, third-party internal audit firm and other outside consultants regarding various areas of potential risk, including, among others, those relating to the qualification of the Company as a real estate investment trust (“REIT”) for tax purposes and our internal control over financial reporting; and (7) oversight of ESG goals, policies and risks through updates to the Board by senior leaders of the ESG Steering Committee.
Policy on Hedging, Pledging and Speculative Transactions
Our Insider Trading Compliance Policy prohibits all directors, officers, and employees from engaging in short-term speculative securities transactions such as short sales and certain hedging or monetization transactions with respect to the Company’s securities. The policy also prohibits all directors, officers, and employees from pledging our securities as collateral for a loan, purchasing such securities on margin or placing such securities in a margin account, unless approved in advance by our General Counsel.

11

ANNUAL MEETING OF STOCKHOLDERS & PROXY STATEMENT 2025
CORPORATE GOVERNANCE PRINCIPLES
Clawback Policy
We maintain a mandatory clawback policy in compliance with SEC rules and NYSE listing standards (the “Clawback Policy”). Our Clawback Policy provides that the Company shall recover from current or former executive officers excess incentive-based compensation (i.e., incentive compensation that is granted, earned or vested based in whole or in part on the attainment of one or more financial reporting measures) in the event the Company is required to prepare an accounting restatement, unless the compensation committee determines that recovery would be impracticable.
Equity Award Timing Policies and Practices
The Company does not currently grant (and does not currently have any outstanding) stock options, SARs or any similar awards with “option-like”
features and therefore has not adopted a policy regarding the timing of any such awards in connection with the disclosure of material non-public information of the Company, however, as a general matter, the Company does not grant equity awards in anticipation of the release of material non-
public information and we do not time the release of material non-public information for the purpose of affecting the value of executive compensation.
Equity Retention Policy
Our Equity Retention Policy (“ERP”) requires our directors, named executive officers (“NEOs”) and such other executive officers selected by the
Company and the compensation committee (collectively, the “Covered Persons”) to own a certain amount of our equity. Our ERP sets forth minimum equity requirements for NEOs and other executive officers as a multiple of the annual base salary and for non-employee directors as a multiple of the annual cash retainer (exclusive of any committee fees and any annual equity retainers). Please refer to the table below for the applicable multiple.
Equity interests that count toward the satisfaction of the minimum equity requirement include (i) vested common stock and (ii) unvested restricted common stock or restricted stock units provided that the vesting of such unvested restricted common stock or unrestricted stock units is not subject to the achievement of any performance goals. Each Covered Person shall accumulate the ownership requirements by the later of (i) within five (5)
years of becoming a Covered Person or (ii) by December 31, 2026, and thereafter shall retain the minimum equity requirement for the duration of board service or employment, as the case may be. Compliance with the policy will be measured annually as of January 1 of each year (a
“Measurement Date”). If after a Covered Person achieves the minimum equity requirement the amount of equity that the Covered Person owns subsequently falls below such minimum equity requirement, as measured on a Measurement Date (the “Drop Date”), then the Covered Person shall not sell any common stock of the Company until such time as the Covered Person has once again met the minimum equity requirement as of a
Measurement Date. Notwithstanding the foregoing, a Covered Person may sell up to but not more than fifty percent (50%) of any common stock of the Company for underlying equity awards that vest after the Drop Date to pay any federal, state or local taxes that the Covered Person may owe on the Company common stock underlying such newly vested equity awards.

COVERED PERSON	MULTIPLE OF SALARY / RETAINER
Non-Employee Director	5x
Chief Executive Officer	5x
Chief Financial Officer	3x
Chief Operating Officer	3x
Communicating with Directors
Pursuant to our Corporate Governance Guidelines, discussed above under the heading “Corporate Governance Guidelines,” anyone who would like to communicate with, or otherwise make his or her concerns known directly to the chairperson of our Board, the chairperson of any of the audit, nominating and corporate governance and compensation committees, or to the non-employee or independent directors as a group, may do so by (1)
addressing such communications or concerns to the Secretary of the Company, InvenTrust Properties Corp., 3025 Highland Parkway, Suite 350,
Downers Grove, Illinois 60515, who will forward such communications to the appropriate party, or (2) sending any emails to
ShareholderCommunications@inventrustproperties.com. Such communications may be done confidentially or anonymously.

12

ANNUAL MEETING OF STOCKHOLDERS & PROXY STATEMENT 2025
CORPORATE GOVERNANCE PRINCIPLES
Nominating and Corporate Governance Committee

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE
MEMBERS**: Scott A. Nelson (Chairperson) Thomas F. Glavin Paula J. Saban Smita N. Shah
The nominating and corporate governance committee is responsible for, among other things:
•identifying individuals qualified to become members of our Board, including conducting inquiries into the background and qualifications of any candidate, and recommending candidates for election to the Board at annual meetings of stockholders (or special meetings of stockholders at which directors are to be elected);
•reviewing periodically the committee composition and structure of the Board and recommending to the
Board the number and function of board committees and directors to serve as members of each committee of the Board;
•reviewing periodically the Board leadership structure and recommending any proposed changes to the
Board;
•developing and recommending to the Board a set of corporate governance guidelines and, from time to time, reviewing such guidelines and the Company’s code of ethics and business conduct and recommending changes to the Board for approval as necessary;
•overseeing and monitoring the Company’s sustainability, environmental and corporate social responsibility activities; and
•overseeing the annual evaluations of the Board.

NUMBER OF MEETINGS IN 2024: 4	Each member of the nominating and corporate governance committee is independent as that term is defined in the rules and regulations of the SEC and the rules of the NYSE.
** Mr. Glavin will serve until the adjournment of the 2025 Annual Meeting.
The nominating and corporate governance committee charter is available on our website at www.inventrustproperties.com through the “Investors –
Governance – Board Committees and Charters” tab. In addition, a printed copy of the charter is available to any stockholder without charge by writing us at InvenTrust Properties Corp., 3025 Highland Parkway, Suite 350, Downers Grove, Illinois 60515, Attention: Investor Relations.

13

ANNUAL MEETING OF STOCKHOLDERS & PROXY STATEMENT 2025
CORPORATE GOVERNANCE PRINCIPLES
Selection of Director Nominees
The nominating and corporate governance committee is responsible for reviewing the qualifications of potential director candidates and recommending those candidates to be nominated for election to the Board. The nominating and corporate governance committee considers individual qualifications, such as personal and professional integrity, ethics, and values, as well as the contribution of the candidate to the breadth of backgrounds, viewpoints, and experiences on the Board and their interplay with those of other Board members to build a Board that is effective, collegial, and responsive to the needs of the Company.
The nominating and corporate governance committee screens all potential candidates in the same manner, regardless of the source of the recommendation. The review is expected to be based on any written materials provided with respect to potential candidates, and the nominating and corporate governance committee will review the materials to determine the qualifications, experience and background of the candidates. Final candidates are expected to be interviewed by one or more members of the nominating and corporate governance committee.
The nominating and corporate governance committee will consider director candidates recommended by stockholders for our 2026 annual meeting of stockholders. Any such recommendations must be submitted in accordance with the procedures specified in Section 9 of Article II of our Bylaws.
Generally, this requires that the stockholder send certain materials and information, including information about the candidate to our secretary not later than 5:00 p.m. Eastern Time on the 120th day and not earlier than the 150th day prior to the first anniversary of the date of the proxy statement for the preceding year’s annual meeting. For our annual meeting to be held in 2026, a stockholder must provide written notice of a candidate recommendation not earlier than October 22, 2025 and not later than 5:00 p.m., Eastern Time, on November 21, 2025, to our corporate secretary,
c/o InvenTrust Properties Corp., 3025 Highland Parkway, Suite 350, Downers Grove, Illinois 60515. The notice must identify the author as a stockholder, provide a brief summary of the candidate’s qualifications and include the information and other materials required by our Bylaws for advance notice of stockholder nominees for director. If the shares of our common stock held by the stockholder making the recommendation are held in “street name,” notices should also attach proof of ownership of InvenTrust common stock as of the date of the notice. At a minimum, candidates recommended for nomination to the Board must meet the director independence standards of the NYSE.

14

ANNUAL MEETING OF STOCKHOLDERS & PROXY STATEMENT 2025
CORPORATE GOVERNANCE PRINCIPLES
Audit Committee

AUDIT COMMITTEE

MEMBERS**: Amanda E. Black (Chairperson)* Thomas F. Glavin* Smita N. Shah Michael A. Stein*
The audit committee assists the Board in fulfilling its oversight responsibility relating to:
•the integrity of our financial statements;
•our compliance with legal and regulatory requirements;
•the qualifications and independence of the independent registered public accounting firm; and
•the performance of our internal audit function and independent auditors.

NUMBER OF MEETINGS
IN 2024: 4
*Our Board determined that
each of Messrs. Glavin and
Stein and Ms. Black qualifies as
an “audit committee financial
expert” as that term is defined in
the rules of the SEC.

The audit committee is also responsible for, among other things:
•appointing, or replacing the independent auditors and retaining, compensating, evaluating and overseeing the work of the independent auditors and any other registered public accounting firm engaged for the purpose of preparing or issuing an audit report;
•preparing the audit committee report required by SEC regulations to be included in our annual report and proxy statement;
•reviewing and discussing our annual and quarterly financial statements with management and the independent auditor;
•reviewing and discussing with management, our independent auditors and the head of the internal audit team the adequacy of the Company’s internal audit function;
•discussing our guidelines and policies with respect to risk assessment and risk management, and our major financial risk exposures and the steps management takes to monitor and control such exposures;
•considering and discussing with management and our independent auditor our Code of Ethics and
Business Conduct, and procedures in place to enforce such code, and, if appropriate, granting any requested waivers;
•reviewing, and if need be proposing and recommending changes to, the Company’s Whistleblower Policy;
•establishing procedures for receiving, retaining and treating complaints received by the Company regarding accounting, internal accounting controls or auditing matters;
•reviewing and approving related person transactions pursuant to our written policy described below under
“Related Person Transaction Policy and Procedures;” and
•reviewing and providing oversight of management’s cybersecurity risk management program.
Each member of the audit committee is independent as that term is defined in the rules and regulations of the
SEC and the rules of the NYSE.

** Effective February 19, 2025, the Audit Committee members are Amanda E. Black (Chairperson), Thomas F. Glavin, Paula J. Saban, Smita N. Shah, Michael A. Stein, and Julie M.
Swinehart. Messrs. Glavin and Stein will serve until the adjournment of the 2025 Annual Meeting.
The audit committee charter is available on our website at www.inventrustproperties.com through the “Investors – Governance – Board Committees and Charters” tab. In addition, a printed copy of the charter is available to any stockholder without charge by writing us at InvenTrust Properties
Corp., 3025 Highland Parkway, Suite 350, Downers Grove, Illinois 60515, Attention: Investor Relations.

15

ANNUAL MEETING OF STOCKHOLDERS & PROXY STATEMENT 2025
CORPORATE GOVERNANCE PRINCIPLES
Compensation Committee

COMPENSATION COMMITTEE

MEMBERS**: Stuart W. Aiken (Chairperson) Paula J. Saban Michael A. Stein Julian E. Whitehurst NUMBER OF MEETINGS IN 2024: 4
The compensation committee oversees the discharge of the responsibilities of the Board related to determining the compensation that we pay to our named executive officers, including our chief executive officer, and directors and oversees the evaluation of our management.

The compensation committee is also responsible for, among other things:
•periodically reviewing the human capital practices and compensation philosophy of the Company;
•reviewing and approving the corporate goals and objectives with respect to the compensation of our
CEO, evaluating the performance of our CEO and determining and approving the compensation of our
CEO;
•reviewing and setting, or making recommendations to the Board regarding, the compensation for all of our other “executive officers” (as such term is defined in Rule 16a-1 under the Exchange Act) other than our CEO;
•reviewing and approving any employment and severance agreement for executive officers;
•reviewing and making recommendations to the Board regarding director compensation;
•reviewing and approving, or making recommendations to the Board regarding, the Company’s incentive compensation and equity-based plans and arrangements;
•establishing, overseeing and/or reviewing all other executive compensation policies, plans and arrangements of the Company;
•reviewing our incentive compensation arrangements to confirm that incentive pay does not encourage unnecessary risk taking;
•administering and overseeing compliance with the compensation recovery policy required by applicable
SEC and NYSE rules;
•reviewing the Company’s equity retention and ownership policy for named executive officers and the
Board; and
•overseeing and annually reviewing the Company’s human capital programs, including culture, inclusion and engagement, talent management, training and organizational health and wellness.

Consistent with the requirements of Rule 10C-1 of the Exchange Act and any other applicable listing requirements and rules and regulations of the NYSE, the committee:
•has the sole and exclusive authority, as it deems appropriate to retain and/or replace, as needed, any independent counsel, compensation and benefits consultants and other outside experts or advisors as the committee believes to be necessary or appropriate (the “compensation advisors”);
•has the direct responsibility to compensate and oversee any and all compensation advisors retained by the compensation committee; and
•has the authority to also utilize the services of the Company’s regular legal counsel or other advisors to the Company.

Each member of the compensation committee is independent and meets the additional standards for the independence of compensation committee members set forth in Section 303A.02 of the NYSE Listed Company
Manual, and each is a “non-employee director,” as defined by Section 16 of the Exchange Act.

** Effective February 19, 2025, the Compensation Committee members are Stuart W. Aitken (Chairperson), Paula J. Saban, Michael A. Stein, Julie M. Swinehart and Julian E.
Whitehurst.  Mr. Stein will serve until the adjournment of the 2025 Annual Meeting.
The compensation committee charter is available on our website at www.inventrustproperties.com through the “Investors – Governance –
Board Committees and Charters” tab. In addition, a printed copy of the charter is available to any stockholder without charge by writing us at
InvenTrust Properties Corp., 3025 Highland Parkway, Suite 350, Downers Grove, Illinois 60515, Attention: Investor Relations.

16

ANNUAL MEETING OF STOCKHOLDERS & PROXY STATEMENT 2025
CORPORATE GOVERNANCE PRINCIPLES
Code of Ethics
Our Board has adopted a code of ethics and business conduct (the “Code of Ethics and Business Conduct”) applicable to our directors, officers and employees, including our Chief Executive Officer, Chief Financial Officer and Chief Accounting Officer or Controller (or persons performing similar functions), which is available on our website at www.inventrustproperties.com through the “Investors – Governance – Governance
Documents & Policies” tab. In addition, printed copies of the Code of Ethics and Business Conduct are available to any stockholder, without charge, by writing us at InvenTrust Properties Corp., 3025 Highland Parkway, Suite 350, Downers Grove, Illinois 60515, Attention: Investor
Relations. Within the time period required by the rules of the SEC, we will post on our website any amendment to, or waiver from, our Code of
Ethics and Business Conduct that applies to the Company’s Chief Executive Officer, Chief Financial Officer and Chief Accounting Officer or
Controller (or persons performing similar functions).
Insider Trading Compliance Policy
We have adopted an Insider Trading Compliance Policy that governs the purchase, sale, and/or other dispositions of our securities by officers, directors and employees that is reasonably designed to promote compliance with insider trading laws, rules and regulations, and the listing requirements of the NYSE. A copy of our Insider Trading Compliance Policy is attached as Exhibit 19.1 to our Annual Report on Form 10-K for the
year ended December 31, 2024 filed with the SEC on February 13, 2025.

17

ANNUAL MEETING OF STOCKHOLDERS & PROXY STATEMENT 2025
PROPOSAL NO. 1  Election of Directors
Our Board has nominated the eight individuals set forth below to serve as directors until the next annual meeting and until their successors are duly elected and qualify. Mr. Stein notified the Company that he will not seek re-election as a director at the Annual Meeting due to the Company’s mandatory retirement age under the Company’s Corporate Governance Guidelines. Mr. Glavin notified the Company that he will not seek re-election as a director at the Annual Meeting. We know of no reason why any nominee will be unable to serve if elected. If any nominee is unable to serve, or for good cause will not serve, your proxy may vote for another nominee proposed by the nominating and corporate governance committee and the
Board, or the Board may reduce the number of directors to be elected. If any director resigns, dies or is otherwise unable to serve out his or her term, or if the Board increases the number of directors, the Board may fill the vacancy until the next annual meeting and until the director’s successor is duly elected and qualifies. Our Board unanimously recommends that you vote “FOR” the election of all eight nominees.

18

ANNUAL MEETING OF STOCKHOLDERS & PROXY STATEMENT 2025
PROPOSAL NO. 1  Election of Directors
Board Skills and Experience
We believe it is important that our Board is composed of individuals that represent a diverse set of skills, knowledge and professional experience in order to provide effective leadership to support the needs and goals of the Company. The table below highlights the skills and experience of the director nominees.

		Stuart W. Aitken	Amanda E. Black	Daniel J. Busch	Scott A. Nelson	Paula J. Saban	Smita N. Shah	Julie M. Swinehart	Julian E. Whitehurst
Current or Former C-Suite	Contributes to an understanding of how our business, standards and performance are essential to protecting and increasing the value of the Company	•	•	•			•	•	•
REITs or Real Estate	Provides an understanding of owning, managing, selling or leasing real estate and its affect on the business		•	•	•			•	•
Retail	Contributes to an understanding of the of how tenant mix affects the value and attractiveness of a center and the overall strategy of the Company	•		•	•			•	•
Finance & Accounting Expertise	Supports the oversight of our financial statements and strategy and financial reporting to investors and other stakeholders	•	•	•		•		•	•
Legal Expertise	Provides an understanding and proficiency in legal principles, with the ability to analyze complex legal issues and provide informed advice								•
Public Company Expertise	Demonstrates a practical understanding of organizations, processes, governance and oversight of strategy, risk management and growth from the perspective of the Board and management	•		•	•			•	•
Technology	Contributes to an understanding of information technology capabilities, cloud computing, scalable data analytics and risks associated with cybersecurity matters	•

19

ANNUAL MEETING OF STOCKHOLDERS & PROXY STATEMENT 2025
PROPOSAL NO. 1  Election of Directors
Board Composition
The nominating and corporate governance committee and Board also value length of tenure and contribution to the Board’s breadth of perspectives, backgrounds, and experiences when considering director candidates or nominees for election to the Board. The below chart discloses the composition of our Board nominees.

Average Tenure	Average Age	Female Directors	Male Directors	Independent Directors
8 YEARS	57	50%	50%	88%
Vote Required
A plurality of all the votes cast at the Annual Meeting shall be sufficient to elect a director. Each share may be voted for as many individuals as there are directors to be elected and for whose election the holder is entitled to vote.
Recommendation
The Board unanimously recommends a vote “FOR” each of the nominees for director listed below.

20

ANNUAL MEETING OF STOCKHOLDERS & PROXY STATEMENT 2025
PROPOSAL NO. 1  Election of Directors
Our Board of Directors
Set forth below for each director is a discussion of the experience, qualifications, attributes or skills that led the nominating and corporate governance committee and the Board to conclude that the director is qualified and should serve as a director of InvenTrust.

STUART W. AITKEN	Director Qualifications	Skills & Qualifications

Mr. Aitken is a seasoned technology and marketing
executive who currently serves as President and Chief
Executive Officer of Circana. He previously served as
Chief Merchant and Marketing Officer of The Kroger Co.
and as Chief Executive Officer of 84.51°, a wholly owned
data analytics subsidiary of The Kroger Co. Prior to
joining Kroger, Mr. Aitken served as the chief executive
officer of dunnhumby USA, LLC from July 2010 to June
2015. Prior to that, he served as Executive Vice President
and Chief Marketing Officer for arts-and-crafts retailer
Michael’s Stores. Previously, he led marketing strategies,
loyalty marketing, data analytics, innovation and category
management at Safeway, Inc. for nearly a decade.
Mr. Aitken received his Bachelor of Arts and Master of
Science degrees in Information Management from Queen
Margaret University and University of Strathclyde,
respectively, both located in Scotland.
Current or Former C-Suite
Retail
Finance & Accounting Expertise
Public Company Experience
Director Since: 2017 Age: 53		Technology
Committees
Compensation (Chair)

AMANDA E. BLACK	Director Qualifications	Skills & Qualifications

Ms. Black served as the Managing Director and Global
Chief Investment Officer of JLP Asset Management,
where she oversees all investments globally for the firm.
Prior to joining NWS in 2014, Ms. Black served as a
Senior Vice President and Portfolio Manager at Ascent
Investment Advisors from 2011 to 2014, where she co-
managed a global REIT mutual fund and hedge fund. She
has 20+ years of experience as an investor across a
diverse set of investment firms and strategies with a
specialization in real estate.
Ms. Black holds an MBA from Saint Louis University and a
B.S. from Southern Illinois University. She was a licensed
CPA from 2001 to approximately 2004 and earned her CFA
designation in 2005.
Current or Former C-Suite
REITs or Real Estate
Finance & Accounting Expertise

Director Since: 2018 Age: 49
Committees
Audit (Chair)

21

ANNUAL MEETING OF STOCKHOLDERS & PROXY STATEMENT 2025
PROPOSAL NO. 1  Election of Directors

DANIEL J. BUSCH	Director Qualifications	Skills & Qualifications

Mr. Busch serves as our President and Chief Executive
Officer. Mr. Busch was appointed to the position of CEO &
Director of InvenTrust in August 2021 and President of
InvenTrust in February 2021. Mr. Busch joined InvenTrust
in September 2019, and served as our Executive Vice
President, Chief Financial Officer and Treasurer until
August 2021, providing oversight to our financial and
accounting practices, and ensuring the financial viability
of the Company’s strategy. Prior to that, Mr. Busch served
as Managing Director, Retail at Green Street Advisors, an
independent research and advisory firm for commercial
real estate industry in North America and Europe, where
he conducted independent research on the shopping
center, regional mall, and net lease sectors. Previously,
Mr. Busch served as an equity research analyst at Telsey
Advisory Group. He is a member of the Urban Land
Institute, contributing as an active member on the
Commercial and Retail Development Council.
Mr. Busch received a B.S. in Applied Economics and
Management from Cornell University and an MBA with
specializations in general finance, financial instruments
and markets from New York University.
Current or Former C-Suite
REITs or Real Estate
Retail
Finance & Accounting Expertise
Director Since: 2021 Age: 43		Public Company Experience

SCOTT A. NELSON	Director Qualifications	Skills & Qualifications

Mr. Nelson is Principal of SAN Prop Advisors, a retail
real estate advisory firm that he started in early 2016.
Clients of SAN Prop Advisors have included major
retailers and shopping center developers. Most recently,
he served in various senior-level real estate positions at
Target Corporation including Senior Vice President
Target Properties Canada from 2015 to 2016; Senior
Vice President, Target Properties - U.S. in 2014; Senior
Vice President, Target Real Estate from 2007 to 2014;
and Vice President of Real Estate from 2000 to 2007. In
these roles, he was instrumental in the acquisition,
development, and optimization of Target’s retail real
estate portfolio. He joined the Target real estate
department in 1995. Previously, Mr. Nelson spent 10
years at Mervyn’s, a West Coast department store
chain, where he served in various positions including
Director of Real Estate. He is a member of the
International Council of Shopping Centers and served
as a Trustee and Executive Committee member of the
organization. Since 2009, Mr. Nelson has served as a
board member of Heart of America, a non-profit focused
on volunteering and improving learning environments in
public schools. He is a real estate development and
REIT guest speaker at Florida Gulf Coast University.
REITs or Real Estate
Retail
Public Company Experience

Director Since: 2016 Age: 69
Committees
Nominating and Corporate Governance (Chair)

22

ANNUAL MEETING OF STOCKHOLDERS & PROXY STATEMENT 2025
PROPOSAL NO. 1  Election of Directors

PAULA J. SABAN	Director Qualifications	Skills & Qualifications

Ms. Saban has worked in the financial services and banking
industry for over 25 years. She began her career in 1978
with Continental Bank, which later merged into Bank of
America. From 1978 to 1990, Ms. Saban held various
consultative sales roles in treasury management and
traditional lending areas. She also managed client service
teams and developed numerous client satisfaction programs.
In 1990, Ms. Saban began designing and implementing
various financial solutions for clients with Bank of America’s
Private Bank and Banc of America Investment Services, Inc.
Her clients included top management of publicly held
companies and entrepreneurs. In addition to managing a
diverse client portfolio, Ms. Saban was responsible for client management and overall client satisfaction. She retired from
Bank of America in 2006 as a Senior Vice President/Private
Client Manager. In 1994, Ms. Saban and her husband
started a construction products company, Newport
Distribution, Inc., of which she was secretary and treasurer, and a principal shareholder. The business was sold to a
strategic buyer in 2021. Ms. Saban currently serves as a
project-based development director of Interim Execs, a
placement firm for interim CXO’s.
Ms. Saban received her bachelor’s degree from MacMurray
College, Jacksonville, Illinois, and her Master of Business
Administration degree from DePaul University, Chicago,
Illinois. She is a former president of the Fairview Elementary
School PTA and a former trustee of both the Goodman
Theatre and Urban Gateways. Ms. Saban served as the
legislative chair of Illinois PTA District 37 and as liaison to the
No Child Left Behind Task Force of School District 54. Ms.
Saban previously served on the Board of Hands On
Suburban Chicago, a not-for-profit organization that matches community and corporate volunteers of all ages and skills
with opportunities to connect and serve. Ms. Saban is Co-
Chair for Women Build, an initiative of Habitat for Humanity of Northern Fox Valley Illinois. Ms. Saban is a volunteer with the Naples Cancer Advisors. Ms. Saban is a member of the
Private Directors Association of Chicago and Madame Chair.
Finance & Accounting Expertise

Director Since: 2004 Age: 71
Committees
Audit Compensation Nominating & Corporate Governance

23

ANNUAL MEETING OF STOCKHOLDERS & PROXY STATEMENT 2025
PROPOSAL NO. 1  Election of Directors

SMITA N. SHAH	Director Qualifications	Skills & Qualifications

Ms. Shah is the founder and Chief Executive Officer of
SPAAN Tech, Inc., an architecture, engineering, and
project management firm with 20+ years expertise in
public and private infrastructure projects including
transportation, aviation, facilities, and telecommunications systems. She has an extensive business and technical
background, earning her Bachelor of Science from
Northwestern University, a Master of Science in Civil and
Environmental Engineering from M.I.T., and a Post
Graduate Certificate in Management Studies from Oxford
University.
In recognition of Ms. Shah’s leadership and commitment to
the community, she was appointed by President Biden to
the President’s Commission on Asian Americans, Native
Hawaiians and Pacific Islanders. Her additional civic
engagement includes Board Member of the Museum of
Science and Industry, Trustee of the Lincoln Academy of
Illinois, Visiting Committee for MIT Department of Civil and
Environmental Engineering, Environmental Law and Policy
Center, and Harris School Council at University of
Chicago. She was the recent past Vice Chairman of
Chicago Plan Commission, supporting the development of
the Chicago of Chicago for the past 14 years.
Ms. Shah serves on the board of MacLean Fogg Company
and is a member of the audit committee. She is a Co-Chair
of Young President’s Organization (YPO) Chicago, and a
member of the Economic Club and Commercial Club of
Chicago. Ms. Shah also served as a U.S. delegate for the
APEC Women and the Economy Forum (WEF) and is a
recipient of the congressionally recognized Ellis Island
Medal of Honor.
Current or Former C-Suite

Director Since: 2022 Age: 51
Committees
Audit Nominating & Corporate Governance

24

ANNUAL MEETING OF STOCKHOLDERS & PROXY STATEMENT 2025
PROPOSAL NO. 1  Election of Directors

JULIAN E. WHITEHURST	Director Qualifications	Skills & Qualifications

Mr. Whitehurst served as a director and as Chief
Executive Officer of National Retail Properties, Inc. from
2017 to 2022. He joined National Retail Properties in
2003 and subsequently served in various executive roles,
including General Counsel, Chief Operating Officer and
President prior to being appointed Chief Executive
Officer. He retired as Chief Executive Officer and
resigned from the board of directors of National Retail
Properties, Inc. in April 2022. Prior to joining National
Retail Properties in 2003, Mr. Whitehurst was a partner at
the Lowndes Law Firm. Mr. Whitehurst has served in
leadership and service roles in various charitable and
education related non-profits, as well as industry
associations Nareit and ICSC.
Current or Former C-Suite
REITs or Real Estate
Retail
Finance & Accounting Expertise
Legal Expertise
Director Since: 2016 Chairperson Since: 2024 Age: 67		Public Company Experience
Committees
Compensation

JULIE M. SWINEHART	Director Qualifications	Skills & Qualifications

Ms. Swinehart currently serves as the Executive Vice
President, Chief Financial Officer of Fenway Sports Group,
a global sports, marketing, media, entertainment and real
estate company, since July 2022. Prior to this position, Ms.
Swinehart held the position of Executive Vice President,
Chief Financial Officer & Treasurer at Retail Properties of
America, Inc. (“RPAI”), until its merger with Kite Realty
Group Trust in 2021.  During her thirteen years with RPAI,
Ms. Swinehart held various accounting and financial
reporting positions including the role of Chief Accounting
Officer, prior to her appointment as CFO in 2018. Earlier in her career, Ms. Swinehart was a Manager of External
Reporting at Equity Office Properties Trust for two years,
and she spent eight years in public accounting in the audit
practices of Arthur Andersen LLP and Deloitte & Touche
LLP.
Ms. Swinehart received her B.S. in accountancy from the
University of Illinois at Urbana-Champaign and is a
Certified Public Accountant.
Current or Former C-Suite
REITs or Real Estate
Retail
Finance & Accounting Expertise
Director Since: 2025 Age: 49		Public Company Experience

Committees
Audit Compensation

25

ANNUAL MEETING OF STOCKHOLDERS & PROXY STATEMENT 2025
PROPOSAL NO. 1  Election of Directors
Director Compensation

ANNUAL INDEPENDENT DIRECTOR COMPENSATION
Under our Director Compensation Program, effective
$65,000
ANNUAL
CASH RETAINER
as of May 5, 2022 (the “Director Compensation
Program”), each non-employee director is entitled to
receive an annual cash retainer of $65,000. Non-
employee directors are not entitled to meeting fees for
attending individual Board or committee meetings.
Non-employee committee members and chairpersons
and our non-executive chairperson are entitled to
receive additional annual cash retainers as indicated
herein.
The Director Compensation Program also provides

ADDITIONAL CASH COMPENSATION
	CHAIR	MEMBER

Independent Chairperson	$50,000	-

Audit Committee	$25,000	$12,500

Compensation Committee	$20,000	$10,000

Nominating & Corporate Governance Committee	$20,000	$10,000

each non-employee director an annual award of
restricted stock units (“RSUs”) covering a number of
shares of our common stock having a value equal to
$120,000 on the grant date, and a tandem dividend
equivalent award with respect thereto. Each annual
RSU award is granted at our annual meeting of
stockholders and will vest in full on the earlier of (i) the date of the next annual meeting of our stockholders
following the grant date or (ii) the first anniversary of
the grant date, subject to the director’s continued
service on the vesting date and are settled in shares of
our common stock.
$120,000
ANNUAL
EQUITY RETAINER
Business Expenses
Pursuant to the terms of the Director Compensation Program and our standard expense reimbursement policy, we reimburse each non-employee director for reasonable business expenses incurred by the director in connection with his or her services to us.

26

ANNUAL MEETING OF STOCKHOLDERS & PROXY STATEMENT 2025
PROPOSAL NO. 1  Election of Directors
Director Compensation Table
The following table summarizes the compensation of our non-employee directors who served on the Board during 2024:

NAME (1)	FEES EARNED OR PAID IN CASH ($) (2)	STOCK AWARDS ($) (3) (4)	TOTAL ($)
Stuart W. Aitken	$88,125	$120,000	$208,125
Amanda E. Black	$89,375	$120,000	$209,375
Thomas F. Glavin(5)	$90,625	$120,000	$210,625
Scott A. Nelson	$82,500	$120,000	$202,500
Paula J. Saban	$95,000	$120,000	$215,000
Smita N. Shah	$85,000	$120,000	$205,000
Michael A. Stein(5)	$87,500	$120,000	$207,500
Julian E. Whitehurst	$115,000	$120,000	$235,000
(1)Mr. Busch did not receive any compensation for his service as a director and his compensation as a NEO is set forth in the Summary Compensation Table.
(2)Amounts reflect annual cash retainers earned in 2024, certain of which were paid in 2025 in arrears.
(3)Amounts reflect the aggregate grant date fair value of RSUs awarded to our non-employee directors in 2024, calculated in accordance with Accounting Standards Codification
718, Compensation - Stock Compensation (“ASC 718”). Assumptions used in the calculation of these amounts are included in Note 2 and Note 11 of our consolidated financial statements for the year ended December 31, 2024.
(4)As of December 31, 2024, each of our non-employee directors held 4,829 unvested RSUs which will vest in full on the earlier of the Annual Meeting date, or May 6, 2025.
(5)Messrs. Glavin and Stein will not stand for reelection following the end of their term at the adjournment of the 2025 Annual Shareholder Meeting.
Equity Retention Policy (“ERP”)
As more fully discussed above, we maintain the ERP, which includes stock ownership requirements that are applicable to each of our directors. See
“Corporate Governance Principles–Equity Retention Policy” for more information.
Compensation Committee Interlocks and Insider Participation
During fiscal year 2024, Mr. Aitken, Ms. Saban, Mr. Stein and Mr. Whitehurst served on the compensation committee, with Mr. Aitken serving as its chairperson. No member of our compensation committee was, during 2024, an officer, former officer or employee of the Company or any of our subsidiaries or had a relationship requiring disclosure by us under Item 404 of Regulation S-K. None of our executive officers served as a member of
(i) the compensation committee of another entity in which one of the executive officers of such entity served on our compensation committee or (ii)
the compensation committee of another entity in which one of the executive officers of such entity served as a member of our Board.
Director Meetings Attendance
During the year ended December 31, 2024, our Board met five times. Each of our directors attended at least 75% of the aggregate amount of the meetings of the Board and any committee on which he or she served in 2024. We encourage our directors to attend our annual meetings. All directors who were directors at the time of our annual meeting held on May 7, 2024 attended the meeting.

27

28

ANNUAL MEETING OF STOCKHOLDERS & PROXY STATEMENT 2025
COMPENSATION COMMITTEE REPORT (1)
The compensation committee of the board of directors (the “Board”) of InvenTrust Properties Corp. (the “Company”) has reviewed and discussed with management the Compensation Discussion and Analysis contained in the Company’s Proxy Statement for the 2025 Annual Meeting of
Stockholders (the “Proxy Statement”) and, based on such review and discussions, recommended to the Board that the Compensation Discussion and Analysis be included in the Proxy Statement.
Compensation Committee of the Board of Directors
•Stuart W. Aitken (Chairperson)
•Paula J. Saban
•Michael A. Stein
•Julie M. Swinehart
•Julian E. Whitehurst
(1)This report is not “soliciting material,” is not deemed filed with the SEC, and is not to be incorporated by reference into any Company filing under the Securities Act of 1933, as amended or the Securities and Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language contained in such filing, except to the extent that we specifically incorporate this information by reference.

29

ANNUAL MEETING OF STOCKHOLDERS & PROXY STATEMENT 2025
EXECUTIVE COMPENSATION
Compensation Discussion and Analysis
This section discusses the principles underlying our policies and decisions with respect to the compensation of our executive officers who are named in the “Summary Compensation Table” below and the principal factors relevant to an analysis of these policies and decisions.
This section provides an overview of our executive compensation philosophy, the overall objectives of our executive compensation program and each compensation component that we provided in 2024. Each of the key elements of our executive compensation program is discussed in more detail below. The following discussion and analysis of compensation arrangements of our NEOs should be read together with the compensation tables and related disclosures set forth below.
Our executive compensation program is designed to provide a total compensation package intended to align executive compensation with the
Company’s performance and with stockholder interests, and to attract, motivate and retain talented and experienced executive officers through competitive compensation arrangements.
At our annual meeting of stockholders on May 7, 2024 (the “2024 Annual Meeting”), we provided our stockholders with an advisory vote to approve the compensation of our NEOs (the “say-on-pay proposal”). At our 2024 Annual Meeting, our stockholders approved, on an advisory basis, the compensation of our NEOs, with over 95.9% of the votes cast in favor of the say-on-pay proposal. Our Board and our compensation committee determined that we will hold a say-on-pay proposal vote to approve the compensation of our NEOs every year. We are conducting a say-on-pay advisory vote at our 2025 Annual Meeting. See Proposal No. 3 below.
Our Named Executive Officers
In 2024, our “named executive officers” (“NEOs”) and their positions were as follows:
Mr. Busch, 43, currently serves as President and Chief Executive Officer of the
Company. Mr. Busch’s biographical information is set forth under “Election of
Directors” above.
DANIEL J. BUSCH
President & Chief Executive Officer

30

ANNUAL MEETING OF STOCKHOLDERS & PROXY STATEMENT 2025
EXECUTIVE COMPENSATION
Executive Vice President, Chief Operating Officer,
General Counsel and Secretary
Ms. David, 46, was appointed as InvenTrust’s Chief Operating Officer in
February 2021. She had previously served as Chief Investment Officer, General
Counsel and Corporate Secretary. Ms. David joined InvenTrust in 2014 as
Managing Counsel – Transactions and held that position until November 2016 when she was named Vice President, Deputy General Counsel and Secretary.
Ms. David was promoted to InvenTrust’s General Counsel in 2017 and has served in that role since that time. Prior to joining InvenTrust, Ms. David served at The Inland Group Inc., where she managed, reviewed and drafted legal documents and matters regarding InvenTrust’s acquisitions, dispositions, corporate contracts and spin-offs. Prior to joining the Inland Group, Ms. David served as an Associate Attorney at The Thollander Law Firm and held various positions at David & Associates. Ms. David serves on the Ravinia Associates
Board as well as its Nominating Committee. Ms. David received a Juris Doctor from Washington University School of Law and a Bachelor of Business
Administration in Finance from Loyola University.
CHRISTY L. DAVID
Mr. Phillips, 43, was appointed to the position of CFO of InvenTrust Properties in
August 2021. Prior to his appointment, Mr. Phillips served as Senior Vice
President and Chief Accounting Officer of InvenTrust. He has been with
InvenTrust since 2009, serving in various senior financial and accounting roles such as Controller, Director for Internal Reporting and Senior Accounting
Manager for Financial Reporting. Prior to joining the Company, Mr. Phillips worked at Pasquinelli Homebuilding for five years, serving as Manager of
Finance. He graduated from The University of Iowa Tippie College of Business with a Bachelor of Business Administration in Finance and received a Master of
Science in Real Estate from Roosevelt University. Mr. Phillips is a licensed certified public accountant in the State of Illinois.
Executive Vice President, Chief Financial Officer
and Treasurer
MICHAEL D. PHILLIPS

31

ANNUAL MEETING OF STOCKHOLDERS & PROXY STATEMENT 2025
EXECUTIVE COMPENSATION
Executive Summary
Summary of 2024 Financial and Operational Results
InvenTrust Properties Corp. is a premier Sun Belt, multi-tenant essential retail REIT that owns, leases, redevelops, acquires, and manages grocery-
anchored neighborhood and community centers, as well as high-quality power centers that often have a grocery component. We pursue our business strategy by:
•Acquiring retail properties in Sun Belt markets;
•Opportunistically disposing of retail properties; and
•Maintaining a flexible capital structure.
Acquiring retail properties in Sun Belt markets. InvenTrust focuses on Sun Belt markets with favorable demographics, including above-average growth in population, employment, income and education levels. We believe these conditions create favorable demand characteristics for grocery-
anchored and necessity-based retail centers, which will position us to capitalize on potential future rent increases while enjoying sustained occupancy at our centers. Our strategically located field offices are within a two-hour drive of over 95% of our properties which affords us the ability to respond to the needs of our tenants and provides us with in-depth local market knowledge. We believe that our Sun Belt portfolio of high quality grocery-anchored assets is a distinct differentiator for us in the marketplace.
Opportunistically disposing of retail properties. We continue to opportunistically dispose of properties where we believe they no longer meet our investment criteria. These dispositions will allow us to redeploy the proceeds in more attractive opportunities in Sun Belt markets.
Maintaining a flexible capital structure. We believe our current capital structure provides us with the financial flexibility and capacity to fund our current capital needs as well as future growth opportunities. We believe we have the liquidity necessary to continue executing on our strategic and operational objectives while exhibiting focused and disciplined capital allocation. Our flexible capital structure and ample liquidity will allow us to take advantage of future growth opportunities that meet our investment criteria.

32

ANNUAL MEETING OF STOCKHOLDERS & PROXY STATEMENT 2025
EXECUTIVE COMPENSATION
Funds From Operations
The National Association of Real Estate Investment Trusts (“Nareit”),
an industry trade group, has promulgated a widely accepted non-
GAAP financial measure of operating performance known as Funds
From Operations (“Nareit FFO”). Our Nareit FFO is net income (or loss) in accordance with GAAP, excluding gains (or losses) resulting from dispositions of properties, plus depreciation and amortization and impairment charges on depreciable real property. Adjustments for unconsolidated joint ventures are calculated to reflect our
proportionate share of the joint venture’s funds from operations on the same basis.
In calculating Nareit FFO, impairment charges of depreciable real estate assets are added back even though the impairment charge may represent a permanent decline in value due to the decreased operating performance of the applicable property. Furthermore, because gains and losses from sales of property are excluded from
Nareit FFO, it is consistent and appropriate that impairments, which are often early recognition of losses on prospective sales of property, also be excluded.
We believe Nareit FFO Applicable to Common Shares and Dilutive
Securities, when considered with the financial statements determined in accordance with GAAP, is helpful to investors in understanding our performance because the historical accounting convention used for real estate assets requires straight-line depreciation of buildings and improvements, which implies that the value of real estate assets diminishes predictably over time. Since real estate values historically rise and fall with market conditions, presentations of operating results for a REIT, using historical accounting for depreciation, could be less informative.
Core Funds From Operations (“Core FFO”) is an additional
supplemental non-GAAP financial measure of our operating
performance. In particular, Core FFO provides an additional
measure to compare the operating performance of different REITs without having to account for certain remaining amortization assumptions within Nareit FFO and other unique revenue and
expense items which some may consider not pertinent to measuring a particular company’s on-going operating performance. We have historically used Core FFO as an input to our compensation plan to determine cash bonuses and measure the achievement of certain performance-based equity awards.
Our adjustments to Nareit FFO to arrive at Core FFO include
removing the impact of (i) amortization of debt discounts and financing costs, (ii) amortization of market-lease intangibles and inducements, net, (iii) depreciation and amortization of corporate assets, (iv)
straight-line rent adjustments, (v) gains (or losses) resulting from debt extinguishments (vi) other non-operating revenue and expense items which, in our judgment, are not pertinent to measuring on-going operating performance, and (vii) adjustments for unconsolidated joint ventures to reflect our share of the ventures’ Core FFO on the same basis. Our calculation of Core FFO Applicable to Common Shares and
Dilutive Securities does not consider any capital expenditures.
Other REITs may use alternative methodologies for calculating similarly titled measures, which may not be comparable to our definition and calculation of Nareit FFO Applicable to Common Shares and Dilutive Securities or Core FFO Applicable to Common Shares
and Dilutive Securities. Furthermore, Nareit FFO and Core FFO are
not necessarily indicative of cash flow available to fund cash needs and should not be considered as alternatives to net income as an indication of our performance. Nareit FFO and Core FFO should not be considered as alternatives to our cash flows from operating, investing, and financing activities. Nor should Nareit FFO and Core
FFO be considered as measures of liquidity, our ability to make cash distributions, or our ability to service our debt.

33

ANNUAL MEETING OF STOCKHOLDERS & PROXY STATEMENT 2025
EXECUTIVE COMPENSATION
Compensation Elements
Our executive compensation program for 2024 consisted of the following elements: base salary, annual cash bonus, equity-based long-term incentive awards, retirement benefits and health/welfare benefits. Each of these elements taken separately, as well as each of these elements taken as a whole, was necessary to support our overall compensation objectives. The following table sets forth the key elements of our NEOs compensation for 2024, along with the primary objective associated with each element of compensation.

TOTAL COMPENSATION
Compensation Component	Component Element	Component Objective
Fixed	Base Salary	To compensate ongoing performance of job responsibilities and provide a fixed minimum income level as a necessary tool in attracting and retaining executives.
Performance Based	Annual Cash Bonus	To incentivize the attainment of annual financial, operational and personal objectives and individual contributions to the achievement of those objectives.
	Long-Term Equity Incentive Compensation	To provide incentives that are linked directly to increases in value of the Company as a result of the execution of our long-term plans.
Benefits	Retirement savings - 401(k) plan	To provide retirement savings in a tax-efficient manner.
	Health and Welfare Benefits	To provide typical protections from health, dental, death and disability risks.
The compensation committee believes that executive compensation should reflect the value created for our stockholders, while supporting our operational goals and long-term business plans and strategies. In addition, the compensation committee believes that such compensation should assist us in attracting and retaining key executives critical to our long-term success.
Good Governance and Best Practices
With respect to our executive compensation program, we are committed to staying apprised of current issues, emerging trends, and best practices.
To this end, when considering executive officer compensation packages for 2024, our compensation committee worked with our independent compensation consultant, Ferguson Partners Consulting (“FPC”), to conduct a comprehensive market analysis of our executive compensation program and pay, and to generally align target direct compensation for our NEOs conservatively relative to the median of the applicable peer group.
Our executive compensation programs and practices for 2024 included the following features, which we believe are mindful of the concerns of our stockholders.
•Our NEOs were eligible to earn annual bonuses based upon achievement of specific annual financial, operational, and individual objectives that were designed to challenge the NEOs and incentivize strong performance.
•Our NEOs participated in equity-based incentive plans which provided incentives that are linked directly to increases in the equity value of the
Company.
•In addition to time-vesting awards, our 2024 equity incentive program for our NEOs includes performance vesting awards, the vesting of which is based on the achievement of total shareholder return (“TSR”) metrics.
•Our NEOs participated in broad-based Company-sponsored benefits programs on the same basis as other full-time employees.
•Our NEOs participated in the same defined contribution retirement plan and employee stock purchase plan as other employees.
•FPC, our independent compensation consultant, was retained directly by and reported to the compensation committee.
•Our compensation committee, in conjunction with FPC, developed a comparative peer group to analyze the competitiveness of the total pay opportunity provided to our NEOs.
•We did not provide our executive officers or other employees with tax gross-up payments, supplemental retirement benefits or perquisites.

34

ANNUAL MEETING OF STOCKHOLDERS & PROXY STATEMENT 2025
EXECUTIVE COMPENSATION
Equity Retention Policy (“ERP”)
As more fully discussed above, we maintain the ERP, which includes stock ownership requirements that are applicable to our NEOs and such other executive officers as may be selected by the CEO and the compensation committee. See “Corporate Governance Principles–Equity Retention
Policy” for more information.
Stockholder Interest Alignment
Equity awards granted in 2024 to our NEOs included grants of both time-vesting and performance-vesting RSU awards, which entitle each executive to receive shares of our common stock upon vesting of the RSU award. Our annual bonus program, combined with grants of equity-based awards, creates a balanced focus on the achievement of short-term and long-term financial and operational goals. Our compensation committee believes that this “at risk” compensation in the form of annual bonuses and long-term equity-based incentives plays a significant role in aligning management’s interests with those of our stockholders. The following chart reflects our NEO compensation package mix:
CEO
ALL OTHER NEOs
59%
Long-Term
Incentive Award
16%
Base Salary
57%
Long-Term
Incentive Award
20%
Base Salary
25%
Annual
Incentive
84% At Risk Pay
23%
Annual
Incentive
80% At Risk Pay
Determination of Compensation
Roles of Our Compensation Committee and Chief Executive Officer in Compensation Decisions
Our compensation committee is responsible for overseeing our executive compensation program, as well as determining and approving the ongoing compensation arrangements for our NEOs. Our compensation committee evaluates the individual performance and contributions of our Chief
Executive Officer. Our Chief Executive Officer evaluates the individual performance and contributions of each other NEO, and reports to our compensation committee his recommendations regarding the other NEOs’ compensation.
Engagement of Compensation Consultant
For 2024, our compensation committee retained the services of FPC to serve as the compensation committee’s independent compensation consultant. FPC was engaged to assist the compensation committee with a variety of tasks, which included among other things, analyzing executive and Board compensation relative to peer companies. FPC did not provide any other services to the Company in 2024. Our compensation committee has determined that FPC is independent and does not have any conflicts of interest with the Company.
Peer Group Review
With respect to the compensation packages offered to our NEOs, the compensation committee reviewed total cash and long-term compensation levels for executive officers of the Company against those of our peer group companies in an effort to set executive compensation at levels that will attract and motivate qualified executives while rewarding performance based on corporate objectives. The compensation committee set compensation levels for each executive officer on the basis of several factors, including the executive officer’s level of experience, competitive market data applicable to the executive officer’s positions and functional responsibilities, promoting recruitment and retention, the performance of the executive officer and the Company’s annual and long-term performance, as applicable.

35

ANNUAL MEETING OF STOCKHOLDERS & PROXY STATEMENT 2025
EXECUTIVE COMPENSATION

NAME	2024 ANNUAL BASE SALARY

Daniel J. Busch	$900,000

Christy L. David	$550,000

Michael D. Phillips	$500,000

The Compensation Committee reassessed and updated the peer group in 2024. The peer group used to set 2024 base salaries, bonus targets, and long-term equity awards for our NEOs consisted of the following 10 similarly sized REITs:
Executive Compensation Philosophy and Objectives
The market for experienced management is highly competitive in our industry. One of our principal goals and keys to our success is to attract and retain the most highly qualified executives to manage each of our business functions. Our compensation committee works with FPC to understand competitive pay practices within the REIT industry and to design executive compensation programs that fit our business strategy and align the interests of our NEOs with those of our stockholders.
Elements of Executive Compensation Program
The following describes the primary components of our executive compensation program for each of our NEOs for 2024, the rationale for each component, and how compensation amounts were determined.
Base Salary
In 2024, we provided our NEOs with a base salary to compensate them for services rendered to us during the year. The base salary payable to each
NEO is intended to provide a fixed component of compensation reflecting the executive’s skill set, experience, role and responsibilities. The base salaries for each of the NEOs for 2024 were determined based in part on the analysis by FPC of the compensation practices of companies in the Company’s peer group. The adjacent table sets forth the annual base salary rates for each of our NEOs for 2024. Mr. Busch’s annual base salary rate was increased to
$900,000, Ms. David’s annual base salary rate was increased to $550,000 and Mr. Phillips’ annual base salary rate was increased to $500,000, in each case, effective January 1, 2024.

36

ANNUAL MEETING OF STOCKHOLDERS & PROXY STATEMENT 2025
EXECUTIVE COMPENSATION
Performance Goals Metrics
Annual Cash Bonuses
Our 2024 compensation program for our NEOs was designed to align key financial and operational achievements with the annual cash bonuses to such NEOs. Annual cash bonuses were focused primarily on financial performance for 2024, as well as individual performance. Under our annual bonus programs for 2024, our NEOs were eligible to earn cash bonuses based on each of their individual performances in support of our financial, operational, and cultural goals for 2024, as well as our achievement in 2024 of performance goals relating to Core FFO per diluted share and same property net operating income (“Same Property NOI”). For more information regarding these metrics including why management believes they are useful for investors, and a reconciliation of each to net income, please see “Item 7. Management’s Discussion and Analysis of Financial Condition
and Results of Operations” in our Annual Report on Form 10-K for the year ended December 31, 2024.
Our compensation committee believes these annual targeted operational and financial goals align with our strategy to attain long-term financial stability that will support sustained cash flows beneficial to our stockholders. Performance of each NEO was not evaluated solely upon satisfaction of predetermined performance goals but was also evaluated subjectively by the compensation committee.
For the Company’s 2024 fiscal year, each of the NEOs was eligible to receive an annual cash bonus based upon the achievement of certain performance goals and individual performance criteria. The annual cash bonus is determined as a percentage of the NEOs annual base salary. The threshold, target, and maximum payout amounts were as follows based on the percentages determined by the compensation committee in February
2024.
Under the annual cash bonus program for our NEOs, the 2024 performance goals were:

NAME	THRESHOLD	TARGET	MAXIMUM
	(% of annual base salary)	(% of annual base salary)	(% of annual base salary)

Daniel J. Busch	86.25%	150%	213.75%

Christy L. David	66.13%	115%	163.88%

Michael D. Phillips	66.13%	115%	163.88%

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ANNUAL MEETING OF STOCKHOLDERS & PROXY STATEMENT 2025
EXECUTIVE COMPENSATION
The following tables set forth the 2024 Company Performance Targets for Same Property NOI and Core FFO per Diluted Share.

2024 Company Performance Target: Same Property NOI (2023 - 2024)
Threshold 0.5X	Target 1.0X	Maximum 1.5X	2024 Results	Performance to Target Achieved [1]
2.3%	2.8%	3.3%	5.0%	1.50X

Why is this metric important?
We evaluate the performance of our retail properties based on NOI, which excludes general and administrative expenses, depreciation and amortization, other income and expense, net, gains (losses) from sales of properties, gains (losses) on extinguishment of debt, impairment of real estate assets, interest expense, net, equity in earnings (losses) from unconsolidated entities, lease termination income and expense, and GAAP rent adjustments such as amortization of market lease intangibles, amortization of lease incentives, and straight-line rent adjustments. We use
Same Property NOI as an input to our compensation plan to determine cash bonuses and measure the achievement of certain performance-based equity awards.

Target
The 2024 Company Performance Target for Same Property NOI growth was 2.8%. The target level was set based on the Company’s expectations for the year.
Performance
Actual Same Property NOI, performance was 5.0%, resulting in an achievement of 150% of target.

2024 Company Performance Target: Core FFO Per Diluted Share
Threshold 0.5X	Target 1.0X	Maximum 1.5X	2024 Results	Performance to Target Achieved [1]
$1.65	$1.68	$1.71	$1.73	1.50X

Why is this metric important?
Core FFO provides an additional measure to compare the operating performance of different REITs without having to account for certain remaining amortization assumptions within Nareit FFO and other unique revenue and expense items which are not pertinent to measuring a particular company’s on-going operating performance. We use Core FFO as an input to our compensation plan to determine cash bonuses and measure the achievement of certain performance- based equity awards.

Target
The 2024 Company Performance Target for Core FFO per diluted share was $1.68 per share. The target level was set based on the Company’s expectations for the year.
Performance
Actual Core FFO per diluted share was $1.73, resulting in an achievement of 150% of target.
1Same Property NOI and Core FFO per diluted share represent our publicly reported performance metrics. For purposes of our Performance Target Achieved, Same Property NOI
and Core FFO per diluted share are adjusted for additional compensation expense for above-target performance.
Individual Performance Goals
The Compensation Committee also reviewed the performance of each NEO against their individual goals, which represents 25% of the payout opportunity under the annual cash bonuses. The individual goals, which were set in February 2024, included individual performance related to the achievement of the Company's financial and operational performance targets and leadership goals, as well as the individual goals for each NEO described below.
•Mr. Busch: Goals relating to the development and execution of the Company’s strategic plan, the Company’s strategy to provide long term stockholder value creation and continued engagement with institutional investors and analyst community.

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ANNUAL MEETING OF STOCKHOLDERS & PROXY STATEMENT 2025
EXECUTIVE COMPENSATION
•Ms. David: Goals relating to overseeing the Company’s leasing strategy and property expense management, creating a disposition strategy, managing key tenant relationships and enterprise risk management.
•Mr. Phillips: Goals relating to the Company’s leverage levels and debt strategy, investor relations, managing key banking relationships and public filings and disclosure.
Our compensation committee determined that the bonus amounts for individual performance were payable at 120% of target for Mr. Busch and Ms.
David and 110% of target for Mr. Phillips.
2024 Cash Target Awards and Resulting Awards Earned
Based on the assessments of our performance goal metrics and the individual performance goals, the compensation committee approved the 2024
Annual Bonus Plan awards detailed in the following table:

NAME	2024 BASE SALARY	TARGET BONUS AS % OF SALARY	TARGET BONUS POTENTIAL	ACTUAL 2024 ANNUAL BONUS	COMBINED ACHIEVEMENT FACTOR AS A PERCENTAGE OF TARGET

Daniel J. Busch	$900,000	150%	$1,350,000	$1,923,750	143%

Christy L. David	$550,000	115%	$632,500	$901,313	143%

Michael D. Phillips	$500,000	115%	$575,000	$805,000	140%

Long-Term Equity-Based Incentive
The goals of our long-term equity-based awards granted in 2024 were to promote and encourage efforts towards the execution of our long-term business plans and thereby, to align the interest of our officers, including our NEOs, with those of our stockholders by directly linking the value of the
RSUs granted to our NEOs with the value of the Company.
Restricted Stock Unit Awards
In 2024, our compensation committee approved the RSU awards set forth in the adjacent table (with dividend equivalents) to our NEOs (the
“RSU Awards”) under the InvenTrust Properties Corp. 2015 Incentive
Award Plan, as amended (the “Incentive Award Plan”) and pursuant to one or more restricted stock unit award agreements (the “RSU Award
Agreements”).

NAME	NUMBER OF RSUs[1]
Daniel J. Busch	178,293
Christy L. David	83,533
Michael D. Phillips	75,940
1) Performance vesting RSUs are included at maximum performance levels.
Total grants expressed above have been separated into two tranches, as described below:

INCOME AWARD GRANTS	67%	3-Year Performance Based LTI Award	Three year cliff vesting based on total shareholder return relative to NAREIT shopping center index (“NAREIT SCI”)

	33%	3-Year Time Based LTI Award	Annual vesting of one-third award, subject to continued employment

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ANNUAL MEETING OF STOCKHOLDERS & PROXY STATEMENT 2025
EXECUTIVE COMPENSATION
Performance-Based Restricted Stock Units
Pursuant to the performance vesting RSU Awards (the “TSR RSUs”) granted to our NEOs in 2024, each NEO is eligible to vest in a number of RSUs ranging from 0% to 100% of the total number of RSUs granted (which is equal to the maximum number of TSR RSUs that may be earned), based on the Company’s total shareholder return relative to the NAREIT SCI, during a three-year performance period commencing on January 1, 2024 and ending on December 31, 2026 (the “Performance Period”), subject to the executive’s continued service.

LEVEL TYPE	INDEX RELATIVE PERFORMANCE	RELATIVE TSR PERFORMANCE VESTING PERCENTAGE
	≤ 25th Percentile	0%
“Threshold Level”	> 25th Percentile	25%
“Target Level”	> 50th Percentile	50%
“Maximum Level”	> 75th Percentile	100%
In the event that the Index Relative Performance falls between the levels specified above, the relative TSR Performance Vesting Percentage shall be determined using straight line linear interpolation between such levels.
If an NEO is terminated by the Company other than for “cause”, by the NEO for “good reason”, or due to the NEO’s death or disability (each such term as defined in the applicable RSU Award Agreement) prior to completion of the Performance Period, the TSR RSUs will remain outstanding and eligible to vest in accordance with the performance vesting schedules described in the applicable RSU Award Agreement with the number of TSR
RSUs that vest upon the completion of the Performance Period determined on a pro rata basis, based on the number of days that the NEO was employed during the Performance Period. Any TSR RSUs that do not become vested in accordance with the preceding sentence will be cancelled and forfeited by the NEO.
In addition, in the event that a change in control of the Company occurs prior to the completion of the Performance Period, the NEO has not incurred a termination of service prior to such change in control and the awards of TSR RSUs are not continued, converted, assumed or replaced by the successor or surviving entity in such change in control, then the TSR RSUs will vest based on actual performance and assuming the completion of the Performance Period as of, the date of the change in control. Any TSR RSUs that have not vested as of the date on which such change in control occurs will be cancelled and forfeited by the NEO.
Additional information regarding the vesting terms and conditions applicable to all outstanding RSU awards held by our NEOs is set forth under the heading “Potential Payments Upon Termination or Change in Control” below.
Time-Based Restricted Stock Units
Time-vesting RSU Awards granted to our NEOs in 2024 vest in three substantially equal annual installments on the last business day of each of
2024, 2025 and 2026, subject to the executive’s continued service. If an executive’s service is terminated by us other than for “cause,” or by the executive for “good reason,” in either case, on the date of, or during the twenty-four month period following, a change in control of the Company, or due to the executive’s death or “disability” (as defined in the RSU Award Agreement), any then-unvested time-based RSUs will vest in full upon such termination. Upon an executive’s termination of service for any other reason, any then-unvested time-based RSUs will automatically be cancelled and forfeited by the executive. Any RSUs that become vested will be paid to the executive in whole shares of our common stock within 60 days after the applicable vesting date.
Each RSU was granted in tandem with a corresponding dividend equivalent. Each dividend equivalent entitles the executive to receive payments equal to the amount of the dividends paid on the shares of common stock underlying the unvested RSUs to which the dividend equivalent relates.

40

ANNUAL MEETING OF STOCKHOLDERS & PROXY STATEMENT 2025
EXECUTIVE COMPENSATION
2022 Performance-Based Restricted Stock Unit Vesting
During the year ended December 31, 2022, we granted performance-vesting TSR RSUs to Messrs. Busch and Phillips and Ms. David, which were eligible to vest during the performance period commencing on January 1, 2022 and ending on December 31, 2024 (the “2022-2024 Performance
Period”), based on the Company’s TSR relative to the NAREIT SCI. Based on the Company’s TSR relative to the NAREIT SCI during the performance period, the awards vested at target level achievement measured as of the end of the 2022-2024 Performance Period.
Other Elements of Compensation
In 2024, we provided customary employee benefits to our full- and part-time employees, including our NEOs, including medical and dental benefits, short-term and long-term disability insurance, accidental death and dismemberment insurance, and group life insurance.
We have established a 401(k) retirement savings plan for our employees, including our NEOs, who satisfy certain eligibility requirements. In 2024, our NEOs were eligible to participate in the 401(k) plan on the same terms as other full-time employees. The Internal Revenue Code (the “Code”)
allows eligible employees to defer a portion of their compensation, within prescribed limits, on a pre-tax basis through contributions to the 401(k)
plan. In 2024, we matched dollar for dollar the contributions made by participants in the 401(k) plan for the first $6,000 of the employee’s contributions. These matching contributions are subject to vesting based on the participant’s years of service. We believe that providing a vehicle for tax-deferred retirement savings though our 401(k) plan, and making matching contributions, adds to the overall desirability of our compensation packages and further incentivizes our employees in accordance with our compensation policies.
We have established an Employee Stock Purchase Plan (the “ESPP”), whereby eligible employees, including our NEOs, may defer a portion of their eligible compensation to acquire shares of our common stock at a 15% discount. The purpose of the ESPP is to provide eligible employees with a convenient means of acquiring an equity interest in our company through payroll deductions in order to enhance such employees’ sense of participation in the affairs of our company. In 2024, Messrs. Busch and Phillips and Ms. David each purchased 750 shares under the ESPP.
Severance and Change in Control-Based Compensation
Each of our NEOs has been designated as a participant in our Executive Severance and Change of Control Plan (the “Severance Plan”). The terms and conditions of the Severance Plan and the payments and benefits to which the NEOs may become entitled under such plans in the event of a qualifying termination of employment are more fully described below under “Potential Payments Upon Termination or Change in Control.”
We believe that job security and terminations of employment, both within and outside of the change in control context, are causes of significant concern and uncertainty for senior executives and that providing protections to our NEOs in these contexts is therefore appropriate in order to alleviate these concerns and allow the executives to remain focused on their duties and responsibilities to the Company in all situations.
Furthermore, the RSU Award Agreements provide for accelerated vesting of the awards upon certain terminations of employment. A detailed description of the acceleration provisions applicable to the RSU Awards is set forth under the heading “Potential Payments Upon Termination or
Change in Control” below.

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ANNUAL MEETING OF STOCKHOLDERS & PROXY STATEMENT 2025
EXECUTIVE COMPENSATION
Tax and Accounting Considerations
Code Section 162(m)
Generally, Section 162(m) of the Code disallows a tax deduction for any publicly-held corporation for individual compensation exceeding $1.0 million in any taxable year to certain of its executive officers. We believe that we qualify as a REIT under the Code and generally are not subject to federal income taxes, provided that we distribute to our stockholders at least 90% of our taxable income each year. As a result of the Company’s tax status as a REIT, the loss of a deduction under Section 162(m) may not affect the amount of federal income tax payable by the Company. Therefore, our
Board and our compensation committee generally have not taken the deductibility limit imposed by Section 162(m) into consideration in setting compensation.
Code Section 409A
Section 409A of the Code, or Section 409A, requires that “nonqualified deferred compensation” be deferred and paid under plans or arrangements that satisfy the requirements of the statute with respect to the timing of deferral elections, timing of payments and certain other matters. Failure to satisfy these requirements can expose employees and other service providers to accelerated income tax liabilities, penalty taxes and interest on their vested compensation under such plans. Accordingly, as a general matter, it is our intention to design and administer our compensation and benefits plans and arrangements for all of our employees and other service providers, including our NEOs, so that they are either exempt from, or satisfy the requirements of, Section 409A.
Code Section 280G
Section 280G of the Code disallows a tax deduction with respect to excess parachute payments to certain executives of companies which undergo a change in control. In addition, Section 4999 of the Code imposes a 20% excise tax on the individual with respect to the excess parachute payment.
Parachute payments are compensation linked to or triggered by a change in control and may include, but are not limited to, bonus payments, severance payments, certain fringe benefits, and payments and acceleration of vesting from long term incentive plans including share units and other equity-based compensation. Excess parachute payments are parachute payments that exceed a threshold determined under Section 280G based on the executive’s prior compensation. In approving the compensation arrangements for our NEOs, our Board and our compensation committee consider all elements of the cost to our Company of providing such compensation, including the potential impact of Section 280G.
However, our Board or our compensation committee may, in their judgment, authorize compensation arrangements that could give rise to loss of deductibility under Section 280G and the imposition of excise taxes under Section 4999 when they believe that such arrangements are appropriate to attract and retain executive talent.

42

ANNUAL MEETING OF STOCKHOLDERS & PROXY STATEMENT 2025
EXECUTIVE COMPENSATION
Fiscal 2025 Compensation Decisions
On February 18, 2025, our compensation committee approved certain aspects of the 2025 compensation program for our NEOs, as
described below.
2025 Base Salary
In February 2025, the compensation committee approved the
following 2025 annual base salaries for Messrs. Busch and Phillips and Ms. David, in each case, effective January 1, 2025:

NAME (1)	2025 ANNUAL BASE SALARY
Daniel J. Busch	$950,000
Christy L. David	$575,000
Michael D. Phillips	$525,000
2025 Annual Cash Bonuses
In February 2025, the compensation committee also approved the
Company’s 2025 annual bonus program for our NEOs. The 2025
program is structured substantially the same as the Company’s 2024 annual bonus program described above, except that the
compensation committee changed the threshold, target and maximum payout amounts related to the individual performance goals to .5x,
1.0X, and 1.5x, respectively.
Long-Term Equity Based Incentive
In February 2025, the compensation committee also approved the
Company’s 2025 long-term equity-based compensation program for
NEOs. The 2025 program is structured substantially the same as the
Company’s 2024 long-term equity-based compensation program
described above.
Accounting for Stock-Based Compensation
We follow Financial Accounting Standards Board (“FASB”) Accounting
Standards Codification Topic 718, or ASC Topic 718, for our stock-
based compensation awards. ASC Topic 718 requires companies to calculate the grant date “fair value” of their stock based awards using a variety of assumptions. ASC Topic 718 also requires companies to recognize the compensation cost of their stock-based awards in their income statements over the period that an employee is required to render service in exchange for the award. Grants of RSU Awards under the Incentive Award Plan are accounted for as equity awards under ASC Topic 718. Our compensation committee regularly
considers the accounting implications of significant compensation decisions. As accounting standards change, we may revise certain programs to appropriately align accounting expenses of our equity awards with our overall executive compensation philosophy and objectives.

43

ANNUAL MEETING OF STOCKHOLDERS & PROXY STATEMENT 2025
EXECUTIVE COMPENSATION
Executive Compensation Tables
Summary Compensation Table
The following table sets forth certain information with respect to the compensation earned by our NEOs for the years ended December 31, 2024,
2023 and 2022.

NAME AND PRINCIPAL POSITION	YEAR	SALARY($)	BONUS($)	STOCK AWARDS ($) (1)	NON-EQUITY INCENTIVE PLAN COMPENSATION ($) (2)	ALL OTHER COMPENSATION ($)(3)	TOTAL($)

Daniel J. Busch	2024	900,000	-	3,264,391	1,923,750	7,508	6,095,649
President and Chief Executive Officer	2023	850,000	-	3,158,279	1,581,000	11,712	5,600,991
	2022	800,000	-	2,834,988	1,479,600	7,160	5,121,748

Christy L. David	2024	550,000	-	1,529,423	901,313	7,392	2,988,128
Executive Vice President, Chief Operating Officer, General Counsel and Secretary	2023	525,000	-	1,495,554	748,650	11,450	2,780,654
	2022	500,000	-	1,358,420	708,975	7,158	2,574,553

Michael D. Phillips	2024	500,000	-	1,390,397	805,000	7,337	2,702,734
Executive Vice President, Chief Financial Officer and Treasurer	2023	475,000	-	1,353,125	677,350	11,256	2,516,731
	2022	450,000	-	1,222,604	638,078	7,095	2,317,777

(1)Amounts reflect the full grant-date fair value of RSU Awards granted under the Incentive Award Plan in accordance with ASC Topic 718. With respect to the performance vesting portion of the RSU Awards, amounts reflect the value calculated on a Monte Carlo simulation model that assesses the probability of satisfying the market performance hurdles over the remainder of the performance period based on the Company’s historical common stock performance relative to the other companies within the FTSE Nareit Equity Shopping
Centers Index as well as certain other assumptions. Since the performance-vesting portion of the RSU Awards are earned based solely on our relative TSR, they do not have performance conditions as defined under ASC 718, and so there are not maximum grant date fair values based on performance conditions that differ from the grant date fair values shown. Additional details on accounting for stock-based compensation can be found in Note 2 and Note 11 of our consolidated financial statements in our Annual Report on Form
10-K for the year ended December 31, 2024.
(2)For 2024, amounts represent the annual bonus awards earned by Messrs. Busch and Phillips and Ms. David in 2024 and paid in 2025 under our annual bonus program.
(3)The following table sets forth the amount of each other item of compensation paid to, or on behalf of, our NEOs during 2024 included in the “All Other Compensation” column.
Amounts for each other item of compensation are valued based on the aggregate incremental cost to us, in each case without taking into account the value of any income tax deduction for which we may be eligible.

NAME	COMPANY CONTRIBUTIONS TO 401(K) PLAN ($)	LIFE INSURANCE PREMIUMS ($)	TOTAL ($)
Daniel J. Busch	6,000	1,508	7,508
Christy L. David	6,000	1,392	7,392
Michael D. Phillips	6,000	1,337	7,337

44

ANNUAL MEETING OF STOCKHOLDERS & PROXY STATEMENT 2025
EXECUTIVE COMPENSATION
Grants of Plan-Based Awards in 2024
The following table sets forth information regarding grants of plan-based awards made to our NEOs for the year ended December 31, 2024.

NAME	GRANT DATE	ESTIMATED FUTURE PAYOUT UNDER NON-EQUITY INCENTIVE PLAN AWARDS (1)			ESTIMATED FUTURE PAYOUT UNDER EQUITY INCENTIVE PLAN AWARDS (2)			ALL OTHER STOCK AWARDS: NUMBER OF STOCK OR SHARE UNIT (#)(3)	GRANT DATE FAIR VALUE OF STOCK AWARDS ($) (4)
		THRESHOLD ($)	TARGET ($)	MAX ($)	THRESHOLD (#)	TARGET (#)	MAX (#)

Daniel J. Busch	N/A	776,250	1,350,000	1,923,750	-	-	-	-	-
	2/21/2024	-	-	-	-	-	-	35,231	890,992
	2/21/2024	-	-	-	35,766	71,531	143,062	-	2,373,399

Christy L. David	N/A	363,688	632,500	901,313	-	-	-	-	-
	2/21/2024	-	-	-	-	-	-	16,507	417,462
	2/21/2024	-	-	-	16,757	33,513	67,026	-	1,111,961

Michael D. Phillips	N/A	330,625	575,000	819,375	-	-	-	-	-
	2/21/2024	-	-	-	-	-	-	15,006	379,502
	2/21/2024	-	-	-	15,234	30,467	60,934	-	1,010,895

(1)Amounts represent the potential value of cash bonus awards that could have been earned for 2024 under our bonus programs. Under our annual bonus programs for 2024, our NEOs were eligible to earn cash bonuses based on (1) each of their individual performances in support of our financial, operational, and cultural goals for 2024, as well as our achievement in 2024 of performance goals relating to (2) Core FFO per share, and (3) Same Property NOI growth. Please also see “Compensation Discussion and
Analysis - Elements of Executive Compensation Program - Annual Cash Bonuses” for a detailed discussion of the 2024 bonus programs and the actual amounts paid to our
NEOs thereunder.
(2)Amounts represent performance vesting RSU Awards granted under the Incentive Award Plan which vest (if at all) based on the Company’s total shareholder return relative to the NAREIT SCI. The performance vesting RSU Award is eligible to be earned from 25-100% of the number of RSUs subject to the award and will be forfeited if threshold goals are not achieved.
(3)Represents the time-vesting RSU Awards granted under the Incentive Award Plan.
(4)Amounts reflect the full grant-date fair value of RSU Awards granted under the Incentive Award Plan in accordance with ASC Topic 718. Additional details on accounting for stock-based compensation can be found in Note 2 and Note 11 of our consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31,
2024.
Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table
Severance Plan
On July 9, 2018, our compensation committee adopted the Severance Plan and has subsequently designated each of Messrs. Busch and Phillips and Ms. David as participants in the Severance Plan.
The terms and conditions of the Severance Plan and the payments and benefits to which the NEOs may become entitled under such plans in the event of a qualifying termination of employment are more fully described below under “Potential Payments Upon Termination or Change in Control.”

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ANNUAL MEETING OF STOCKHOLDERS & PROXY STATEMENT 2025
EXECUTIVE COMPENSATION
Outstanding Equity Awards at 2024 Year-End
The following table sets forth the RSU Awards held by each NEO as of December 31, 2024.

NAME	GRANT DATE	NUMBER OF RSUs THAT HAVE NOT VESTED (#)	MARKET VALUE OF RSUs THAT HAVE NOT VESTED ($)(1)	NUMBER OF UNEARNED RSUs THAT HAVE NOT VESTED (#)	MARKET VALUE OF UNEARNED RSUs THAT HAVE NOT VESTED ($)(1)

Daniel J. Busch	February 23, 2022(2)	62,248	1,875,532	—	—
	February 22, 2023(3)	11,736	353,606	—	—
	February 22, 2023(4)	—	—	140,156	4,222,900
	February 21, 2024 (5)	23,605	711,219	—	—
	February 21, 2024 (6)	—	—	143,062	4,310,458

Christy L. David	February 23, 2022(2)	29,827	898,688	—	—
	February 22, 2023(3)	5,557	167,432	—	—
	February 22, 2023(4)	—	—	66,368	1,999,668
	February 21, 2024 (5)	11,060	333,238	—	—
	February 21, 2024 (6)	—	—	67,026	2,019,493

Michael D. Phillips	February 23, 2022(2)	26,845	808,840	—	—
	February 22, 2023(3)	5,028	151,494	—	—
	February 22, 2023(4)	—	—	60,048	1,809,246
	February 21, 2024 (5)	10,054	302,927	—	—
	February 21, 2024 (6)	—	—	60,934	1,835,941

(1)Amounts represent the number of outstanding RSUs multiplied by $30.13, which is equal to the per share closing price of our common stock on December 31, 2024.
(2)Represents outstanding RSUs, which performance vested based on the Company’s total shareholder return relative to the NAREIT SCI during the performance period commencing
January 1, 2022 and ending on December 31, 2024 and became fully vested as of March 7, 2025.
(3)Represents outstanding RSUs, which vest, subject to the executive’s continued service on the vesting date, at 100% on the last business day of 2025. If the executive’s service is terminated by us other than for “cause” or by the executive for “good reason,” in either case, on the date of, or during the 24-month period following, a change in control of the
Company, or due to the executive’s death or “disability” (as defined in the RSU Award Agreement), the RSU Award will vest in full upon such termination.
(4)Represents outstanding RSUs, which vest, subject to the executives continued service on the vesting date, based on the Company’s total shareholder return relative to the NAREIT
SCI during the performance period commencing January 1, 2023 and ending on December 31, 2025. The Company’s total shareholder return relative to the NAREIT SCI as of
December 31, 2024 would have been 75%. In accordance with SEC rules, amounts shown for the performance RSUs granted in 2023 are based on maximum level of achievement.
(5)Represents outstanding RSUs, which vest, subject to the executive’s continued service on the vesting date with approximately 50% vesting on the last business day of 2025 and
2026. If the executive’s service is terminated by us other than for “cause” or by the executive for “good reason,” in either case, on the date of, or during the 24-month period following, a change in control of the Company, or due to the executive’s death or “disability” (as defined in the RSU Award Agreement), the RSU Award will vest in full upon such termination.
(6)Represents outstanding RSUs, which vest, subject to the executives continued service on the vesting date, based on the Company’s total shareholder return relative to the NAREIT
SCI during the performance period commencing January 1, 2024 and ending on December 31, 2026. The Company’s total shareholder return relative to the NAREIT SCI as of
December 31, 2024 would have been 62.5%. In accordance with SEC rules, amounts shown for the performance RSUs granted in 2024 are based on maximum level of achievement.

46

ANNUAL MEETING OF STOCKHOLDERS & PROXY STATEMENT 2025
EXECUTIVE COMPENSATION
Stock Vested in 2024
The following table provides information regarding RSU Awards held by Messrs. Busch and Phillips and Ms. David that vested during 2024:

NAME	NUMBER OF SHARES ACQUIRED ON VESTING (#)	VALUES REALIZED ON VESTING ($)(1)
Daniel J. Busch	67,264	1,850,603
Christy L. David	35,489	968,495
Michael D. Phillips	21,891	617,331
(1)Amounts represent the number of shares of our common stock acquired in connection with the vesting of RSUs multiplied by the per share closing price of our common stock on the applicable vesting date.
Potential Payments Upon Termination or Change in Control
Our NEOs are entitled to certain payments and benefits upon a qualifying termination of employment (whether or not such termination is in connection with a change in control) or upon a change in control. The following discussion describes the payments and benefits to which our NEOs would have become entitled upon a qualifying termination or change in control, as applicable, occurring on December 31, 2024.
Executive Severance and Change In Control Plan
Each of our NEOs have been designated as participants in the Severance Plan. Under the Severance Plan, in the event a participant’s employment with the Company is terminated by the Company without “cause” (other than by reason of death or disability) or by the participant for “good reason” (each, as defined in the Severance Plan), the participant will be entitled to receive the following:
•A severance payment in an amount equal to a multiple of the participant’s annual base salary and target cash bonus, payable in equal installments over a period of 12 months commencing within 60 days following the participant’s termination date (except as described below); and
•payment or reimbursement by the Company of premiums for healthcare continuation coverage under COBRA for the participant and their dependents for up to 18 months after the termination date.
The cash severance multiple for each executive for both non-change of control and change of control termination scenarios is as follows: Mr. Busch
– 2x (non-change of control) and 3x (change of control); Ms. David and Mr. Phillips – 1.5x (non-change of control) and 2.5x (change of control). The change of control severance multiple will apply in the event of a qualifying termination of employment that occurs on the date of, or during the 24-
month period following, a “change of control” (as defined in the Severance Plan). Cash severance payable in the event of a qualifying change of control termination will be made in a single lump sum payment within 60 days following the participant’s termination date (rather than installments over 12 months). A participant’s right to receive the severance or other benefits described above will be subject to the participant signing, delivering and not revoking a general release agreement in a form generally used by the Company.
The Severance Plan also provides that in the event of a change of control, a participant will be eligible to receive a pro-rated portion of the participant’s target annual bonus for the year in which such event occurs. The Severance Plan further provides that, to the extent that any payment or benefit received by a participant in connection with a change of control would be subject to an excise tax under Section 4999 of the Internal
Revenue Code, as amended, such payments and/or benefits will be subject to a “best pay cap” reduction if such reduction would result in a greater net after-tax benefit to the participant than receiving the full amount of such payments.
Each letter agreement entered into with the executives contains a confidentiality covenant by the executive that extends indefinitely, a noncompetition covenant that extends during the executive’s employment and for a period of one year following a termination of the executive’s employment, and an employee and independent contractor non-solicitation covenant that extends during the executive’s employment and for a period of three years following a termination of the executive’s employment. Each letter agreement also includes a mutual non-disparagement covenant by the executive and the Company.

47

ANNUAL MEETING OF STOCKHOLDERS & PROXY STATEMENT 2025
EXECUTIVE COMPENSATION
The Company may amend or terminate the Severance Plan at any time and for any reason, provided that a participant’s right to receive payments and benefits under the Severance Plan may not, without the participant’s written consent, be adversely affected by an amendment or termination of the Severance Plan made within 12 months prior to the participant’s termination of employment or within 12 months before and after a change of control. The Company is required to provide notice to participants within 15 days of any amendment or termination of the Severance Plan.
RSU Award Agreements
The RSU Award Agreements provide for accelerated vesting of the awards in the event of certain terminations of service or change in control of the
Company.
Time-Based RSUs
If an NEO’s service is terminated by us other than for “cause” or by the NEO for “good reason,” in either case, on the date of, or during the 24 month period following, a change in control of the Company, or due to the NEO’s death or “disability” (as defined in the RSU Award Agreements), the time-
vesting RSU Awards held by the NEO will vest in full upon such termination.
Performance-Based RSUs
If an NEO is terminated by the Company other than for “cause”, by the NEO for “good reason”, or due to the NEO’s death or disability prior to completion of the applicable performance period, the portion of the RSU Award that is subject to performance vesting will remain outstanding and eligible to vest in accordance with the performance vesting schedules described in the applicable RSU Award Agreement with the number of performance vesting RSUs that vest upon the completion of such performance period determined on a pro rata basis, based on the number of days that the NEO was employed during such performance period. If a NEO is terminated by the Company other than for “cause”, by the NEO for “good reason”, or due to the NEO’s death or disability, following the completion of the applicable performance period but prior to the date on which vested
RSUs are paid, the RSUs will vest based on actual performance in accordance with the performance vesting schedules described in the applicable
RSU Award Agreement. In either case, any performance vesting RSUs that do not become vested will be cancelled and forfeited by the NEO.
In addition, in the event of a change in control of the Company prior to the completion of the applicable performance period, provided that the TSR
RSUs are not converted, continued, assumed or replaced, the TSR RSUs will vest based on actual performance as of, and assuming the completion of the performance period as of, the date of such change in control, subject to the NEO’s continued service until immediately prior to the change in control. Any RSUs that have not vested as of the date on which the change in control occurs will be cancelled and forfeited by the NEO.

48

ANNUAL MEETING OF STOCKHOLDERS & PROXY STATEMENT 2025
EXECUTIVE COMPENSATION
Summary of Potential Payments
The following table summarizes the payments that would be made to our NEOs, upon the occurrence of certain qualifying terminations of employment or a change in control, assuming such NEO’s termination of employment with the Company occurred on December 31, 2024 and, where relevant, that a change in control occurred on December 31, 2024.
Amounts shown in the table below do not include (1) accrued but unpaid salary or bonuses and (2) other benefits earned or accrued by the NEOs during their employment that are available to all salaried employees, such as accrued vacation.

NAME	BENEFIT	CHANGE OF CONTROL (NO TERMINATION) ($) (1)	TERMINATION UPON DEATH OR DISABILITY (NO CHANGE IN CONTROL) ($) (2)	TERMINATION WITHOUT CAUSE OR FOR GOOD REASON (NO CHANGE IN CONTROL) ($)	TERMINATION WITHOUT CAUSE OR FOR GOOD REASON (CHANGE IN CONTROL ) ($) (3)
	Cash Severance (4)	—	—	4,500,000	6,750,000
Daniel J.	Accelerated Vesting of RSU Awards (5)	9,331,291	6,833,243	5,768,419	10,396,115
Busch	Company-Paid COBRA Premiums (6)	—	—	56,670	56,670
	Total	9,331,291	6,833,243	10,325,089	17,202,785
	Cash Severance (4)	—	—	1,773,750	2,956,250
Christy L.	Accelerated Vesting of RSU Awards (5)	4,412,990	3,237,348	2,736,678	4,913,661
David	Company-Paid COBRA Premiums (6)	—	—	56,670	56,670
	Total	4,412,990	3,237,348	4,567,098	7,926,581
	Cash Severance (4)	—	—	1,612,500	2,687,500
Michael D.	Accelerated Vesting of RSU Awards (5)	3,995,057	2,928,425	2,474,004	4,449,478
Phillips	Company-Paid COBRA Premiums (6)	—	—	56,670	56,670
	Total	3,995,057	2,928,425	4,143,174	7,193,648
(1)Includes amounts to which the NEOs would be entitled by reason of accelerated vesting of performance vesting RSU Awards upon a change in control of the Company.
(2)Includes amounts to which the NEOs would be entitled by reason of continued vesting of a pro-rata portion of the performance vesting RSUs following a termination by reason of death or disability.
(3)Represents amounts to which NEOs would be entitled upon a qualifying termination of employment occurring on the date of, or during the 24-month period following, a change in control.
(4)Represents a multiple of the sum of the NEO’s annual base salary and target bonus for the year in which the qualifying termination occurs. The multiple varies by NEO, and whether the executive’s qualifying termination occurs on the date of, or during the 24-month period following, a change in control. For additional details, see “Executive Severance and Change in Control Plan” above.
(5)Represents the aggregate value of the NEO’s unvested RSUs which would vest in connection with the executive’s termination of employment, calculated, (i) with respect to time-
based vesting RSUs by multiplying the applicable number of RSUs subject to each RSU Award by $30.13, which is equal to the per share closing price of our common stock as of
December 31, 2024, and (ii) with respect to performance vesting RSUs (a) assuming that performance goals are achieved at maximum as of December 31, 2024 with respect to the occurrence of a change in control of the Company and (b) assuming that performance goals are achieved in line with the interpolated performance of such awards based on the Company’s total shareholder return relative to the NAREIT SCI as of December 31, 2024 in the case of termination other than for “cause”, by the NEO for “good reason”, or due to the NEO’s death or disability not in connection with a change in control of the Company.
(6)Represents reimbursement of COBRA premiums. The amounts associated with COBRA premiums were calculated using 2024 enrollment rates, multiplied by the maximum 18-
month period during which the executive may be entitled to reimbursement of COBRA premiums.

49

ANNUAL MEETING OF STOCKHOLDERS & PROXY STATEMENT 2025
EXECUTIVE COMPENSATION
CEO Pay Ratio Disclosure
As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(u) of Regulation S-K, we are
providing the following information regarding the ratio of the annual total compensation of our median employee to the annual total compensation of
Daniel J. Busch, our Chief Executive Officer (our “CEO”). We consider the pay ratio specified below to be a reasonable estimate, calculated in a manner that is intended to be consistent with the requirements of Item 402(u) of Regulation S-K.
For 2024, our last completed annual period:
•the annual total compensation of the employee who represents our median compensated employee (other than our CEO) was $145,626; and
•the annual total compensation of our CEO was $6,095,649.
Based on this information, for 2024, the annual total compensation of our CEO was approximately 42 times the median of the annual total compensation of all of our employees (other than the CEO).
Determining the Median Employee
Employee Population
The Company used our employee population data as of December 31, 2024 as the reference date for identifying our median employee. As of such date, our employee population consisted of approximately 101 individuals.
Methodology for Determining Our Median Employee
To identify the median employee from our employee population, we used 2024 annual base salary, bonus earned in 2024 and any long-term incentive stock awards granted in 2024. In identifying the median employee, we annualized the compensation of all permanent employees who were new-hires and/or on leave of absence in 2024.
Compensation Measure and Annual Total Compensation of Median Employee
With respect to the annual total compensation of the employee who represents our median compensated employee, we calculated such employee’s compensation for 2024 in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K.
Annual Total Compensation of CEO
With respect to the annual total compensation of our CEO, we used the amount reported in the “Total” column of our 2024 Summary Compensation
Table included in this Proxy Statement.

50

ANNUAL MEETING OF STOCKHOLDERS & PROXY STATEMENT 2025
EXECUTIVE COMPENSATION
Pay Versus Performance Disclosure
Pay Versus Performance Table
The following table sets forth information concerning the compensation of our NEOs for each of the fiscal years ended December 31, 2024, 2023,
2022, 2021 and 2020, and our financial performance for each such fiscal year:

	SUMMARY COMPENSATION TABLE TOTAL		COMPENSATION ACTUALLY PAID TO (a) (b):		AVERAGE SUMMARY COMPENSATION TABLE TOTAL FOR NON-PEO NEOS ($)	AVERAGE COMPENSATION ACTUALLY PAID TO NON-PEO NEOS ($) (a) (b)	VALUE OF INITIAL FIXED $100 INVESTMENT BASED ON (C):
YEAR	PEO 1($)	PEO 2($)	PEO 1($)	PEO 2($)			TOTAL SHAREHOLDER RETURN ($) (c)	PEER GROUP TOTAL SHAREHOLDER RETURN ($) (d)	NET INCOME / (LOSS) (e)	CORE FFO PER DILUTED SHARE ($) (f)
2024	6,095,649	N/A	8,242,252	N/A	2,845,431	3,805,640	142.47	123.71	13,658	1.73
2023	5,600,991	N/A	5,749,726	N/A	2,648,693	2,715,902	115.87	105.70	5,269	1.65
2022	5,121,748	N/A	4,741,770	N/A	2,446,165	2,291,361	89.75	87.46	52,233	1.57
2021	3,724,528	2,937,129	3,627,458	1,767,130	1,775,888	1,732,743	116.32	107.87	(5,360)	1.40
2020	N/A	3,511,634	N/A	3,002,128	899,768	503,133	N/A	N/A	(10,174)	1.35
(a)   Amounts represent Compensation Actually Paid to our PEO and the average Compensation Actually Paid to our remaining NEOs for the relevant fiscal year, as determined under SEC rules (and described below), which includes the individuals indicated in the table below for each fiscal year:

YEAR	PEO 1	PEO 2	NON-PEO NEOS
2024	Daniel J. Busch		Christy L. David Michael D. Phillips
2023	Daniel J. Busch		Christy L. David Michael D. Phillips
2022	Daniel J. Busch		Christy L. David Michael D. Phillips
2021	Daniel J. Busch	Thomas P. McGuinness	Christy L. David Michael D. Phillips
2020		Thomas P. McGuinness	Daniel J. Busch Christy L. David Ivy Z. Greaner

51

ANNUAL MEETING OF STOCKHOLDERS & PROXY STATEMENT 2025
EXECUTIVE COMPENSATION
2024 Compensation Actually Paid to our NEOs reflects the following adjustments from Total Compensation reported in the Summary Compensation
Table for the fiscal year ending December 31, 2024:

	2024
ADJUSTMENTS	PEO 1($)	AVERAGE NON-PEO NEOS ($)
Total reported in Summary Compensation Table (SCT)	6,095,649	2,845,431
Deduction for value of stock awards reported in SCT	(3,264,391)	(1,459,910)
Increase for ASC 718 fair value of awards granted during the covered fiscal year that remain unvested and outstanding as of the end of the covered fiscal year	3,809,942	1,703,889
Increase for ASC 718 fair value of awards granted and vested in the covered fiscal year	345,408	154,477
Increase for change in ASC 718 fair value of awards granted in prior fiscal years that remain unvested and outstanding as of the covered fiscal year	2,083,666	943,369
Increase for change in ASC 718 fair value of awards granted in prior fiscal years that vested in the covered fiscal year	95,454	43,187
Deduction for ASC 718 fair value of awards granted in prior fiscal years that were forfeited during the covered fiscal year	(1,007,173)	(458,476)
Increase for dividends or other earnings paid during the covered fiscal year prior to vesting date	83,697	33,673
Total adjustments	2,146,603	960,209
Compensation Actually Paid	8,242,252	3,805,640
(b)Fair value or change in fair value, as applicable, of equity awards in the “Compensation Actually Paid” columns was determined by reference to (i) for solely service-vesting RSU awards, the closing price per share on the applicable year-end date(s) or, in the case of vesting dates, the closing price per share on the applicable vesting date(s); (ii) for performance-based RSU awards (excluding any market-based awards), the same valuation methodology as RSU awards above except that the year-end values are multiplied by the probability of achievement of the applicable performance objective as of the applicable date; and
(iii) for market-based awards, the fair value calculated by a Monte Carlo simulation model as of the applicable year-end date(s), which utilizes multiple input variables, including expected volatility of our stock price and other assumptions appropriate for determining fair value, to estimate the probability of satisfying the performance objective established for the award, including the expected volatility of our stock price relative to the applicable comparative index and a risk-
free interest rate of derived from linear interpolation of the term structure of Treasury Constant Maturities yield rates for the applicable period. For additional information on the assumptions used to calculate the valuation of the awards, see the Notes to Consolidated Financial Statements in our Annual Report on
Form 10-K for the fiscal year ended December 31, 2024 and prior fiscal years.
(c)For the relevant fiscal years, represents the Company’s cumulative TSR with an initial investment of $100 at the first NYSE trade price of $23.61 on October
12, 2021, the first day on which our common stock began trading on the NYSE.
(d)For the relevant fiscal years, represents the cumulative TSR of the NAREIT SCI with an initial investment of $100 on October 12, 2021, the first day on which our common stock began trading on the NYSE.
(e)Amounts are shown in thousands.
(f)The Company has identified Core FFO per diluted share as the most important additional financial metric used to link pay and performance. Our annual bonus program pays out based on our Core FFO per diluted share achieved for the year. Core FFO per diluted share is a non-GAAP financial measure of a real estate company’s operating performance. We consider Core FFO per diluted share a meaningful measure of operating performance primarily because it avoids the assumption that the value of real estate assets diminishes predictably over time and is a primary way of evaluating our operating performance as compared to other real estate investment trusts. A reconciliation of net income per diluted share to Core FFO per diluted share is included as Appendix A.

52

ANNUAL MEETING OF STOCKHOLDERS & PROXY STATEMENT 2025
EXECUTIVE COMPENSATION
Relationship Between Compensation Actually Paid and Financial Performance
The following graphs compare the Compensation Actually Paid to our PEO(s) and the average of the Compensation Actually Paid to our remaining
NEOs, with (i) our cumulative TSR and (ii) the TSR for the NAREIT SCI, in each case, for the fiscal years ended December 31, 2024, 2023, 2022, and 2021. TSR amounts reported in the graphs assume an initial fixed investment of $100 at the first NYSE trade price of $23.61 on October 12,
2021, the first day on which our common stock began trading on the NYSE, and that all dividends, if any, were reinvested. The fiscal year ended
December 31, 2020 is not presented because our common stock was not listed on a nationally recognized securities exchange during such fiscal year.
The following graphs compare the Compensation Actually Paid to our PEO(s) and the average Compensation Actually Paid to our remaining NEOs, as compared to reported GAAP Net Income and Core FFO per diluted share, in each case, for the fiscal years ended December 31, 2024, 2023,
2022, 2021, and 2020.

53

ANNUAL MEETING OF STOCKHOLDERS & PROXY STATEMENT 2025
EXECUTIVE COMPENSATION
One of our primary compensation objectives is to align the financial interest of our PEO and non-PEO NEOs with our stockholders.
Pay Versus Performance Tabular List
Following is a list of the most important financial and non-financial measures used to link executive compensation and company performance.
a.Core FFO per diluted share;
b.Same Property NOI;
c.Total shareholder return relative to NAREIT shopping center index; and
d.Individual performance.
For additional details regarding our most important financial performance measures, please see the Executive Compensation section for more information on these measures and how they are taken into account in determining compensation for each of our NEOs.
Compensation Risk Assessment
We believe that our compensation policies and practices appropriately balance near-term performance improvement with sustainable long-term value creation, and that they do not encourage unnecessary or excessive risk taking. In 2024, our management conducted an extensive review of the design and operation of our compensation program and presented their findings to the compensation committee. The review included an assessment of the level of risk associated with the various elements of compensation. Based on this review and assessment, we believe that our compensation policies and practices are not reasonably likely to have a material adverse effect on the Company.

54

ANNUAL MEETING OF STOCKHOLDERS & PROXY STATEMENT 2025
STOCK OWNERSHIP
Stock Owned by Certain Beneficial Owners and Management
The following table provides information with respect to the beneficial ownership of our common stock as of March 3, 2025, by (i) each person who we believe is a beneficial owner of more than 5% of our outstanding common stock, (ii) each of our directors, nominees and NEOs, and (iii) all directors, nominees and executive officers as a group.
Unless otherwise indicated, the address of each named person is c/o InvenTrust Properties Corp., 3025 Highland Parkway, Suite 350, Downers
Grove, Illinois 60515. Except as otherwise noted in the footnotes below, each person or entity identified below has sole voting and investment power with respect to such securities, and no shares beneficially owned by any director, nominee or executive officer have been pledged as security.

NAME & ADDRESS (WHERE REQUIRED) OF BENEFICIAL OWNER	AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP (1)	% OF SHARES OUTSTANDING (9)
5% OWNERS
The Vanguard Group (2)	9,496,613	12.3%
100 Vanguard Blvd., Malvern, PA 19355

BlackRock, Inc. (3)	6,989,087	9.0%
50 Hudson Yards, New York, NY 10001

Principal Real Estate Investors, LLC (4)	3,992,211	5.2%
801 Grand Avenue, Des Moines, IA 50392

DIRECTORS AND NEOS:
Daniel J. Busch, President & Chief Executive Officer, Director (5)	106,858	*
Christy L. David, Executive Vice President, Chief Operating Officer, General Counsel & Secretary	71,249	*
Michael D. Phillips, Executive Vice President, Chief Financial Officer & Treasurer	36,442	*
Julian E. Whitehurst, Chairperson of the Board (6)	30,180	*
Stuart W. Aitken, Director (6)	24,513	*
Amanda E. Black, Director (6)	22,546	*
Thomas F. Glavin, Director (6)(7)	34,725	*
Scott A. Nelson, Director (6)	28,178	*
Paula J. Saban, Director (6)(8)	30,777	*
Smita N. Shah, Director (6)	12,072	*
Michael A. Stein, Director (6)	27,719	*
All Executive Officers and Directors as a Group	425,259
*Indicates less than 1%
(1)For Messrs. Busch and Phillips and Ms. David, the amount does not include shares underlying unvested RSUs. All fractional ownership amounts have been rounded to the nearest whole number.
(2)As reported on Schedule 13G filed with the SEC on behalf of The Vanguard Group on February 13, 2024. The Vanguard Group reported shared voting power with respect to
100,744 shares, sole dispositive power with respect to 9,334,919 shares, and shared dispositive power with respect to 161,694 shares.
(3)As reported on Schedule 13G filed with the SEC on behalf of BlackRock, Inc. on November 8, 2024. BlackRock, Inc reported sole voting power with respect to 6,784,211 shares, and sole dispositive power with respect to 6,989,087 shares.
(4)As reported on Schedule 13G filed with the SEC on behalf of Principal Real Estate Investors, LLC on November 13, 2024. Principal Real Estate Investors, LLC reported shared voting power with respect to 3,992,211 shares, and shared dispositive power with respect to 3,992,211 shares.
(5)Mr. Busch and his spouse share voting and dispositive power over all shares.
(6)Amount includes an additional 4,829 RSUs, each of which represents a contingent right to receive one share of the Company’s common stock. The RSUs will vest on the date of the Annual Meeting (subject to accelerated vesting in certain circumstances) and will be settled in shares of the Company’s common stock within 60 days after the Annual
Meeting.
(7)Mr. Glavin and his spouse share voting and dispositive power over 2,535 shares.
(8)Ms. Saban and her spouse share voting and dispositive power over 25,948 shares.
(9)Based on 77,460,276 shares of our common stock outstanding as of March 3, 2025.

55

ANNUAL MEETING OF STOCKHOLDERS & PROXY STATEMENT 2025

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CERTAIN RELATIONSHIPS AND RELATED PERSON
TRANSACTIONS
Related Person Transaction Policy and Procedures
Our Board has adopted a written policy regarding the review, approval and ratification of transactions with related persons, which we refer to as our
“related person policy.” Our related person policy requires that the General Counsel (or his or her designee) shall present to the audit committee any existing or proposed “related person transaction” (defined as any transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which the Company (including any of its subsidiaries) was, is or will be a participant and the amount involved exceeds $120,000, and in which any “related person” (as defined in paragraph (a) of Item 404 of Regulation S-K) had, has or will have a direct or indirect interest), including all relevant facts and circumstances relating thereto. The audit committee shall review the relevant facts and circumstances of each related person transaction, including whether the transaction is on terms comparable to those that could be obtained in arm’s length dealings with an unrelated third party, whether the transaction is inconsistent with the interest of the Company and its stockholders, and the extent of the related person’s interest in the transaction, taking into account the conflicts of interest and corporate opportunity provisions of the
Company’s organizational documents and Code of Ethics and Business Conduct.
If advance audit committee approval of a related person transaction requiring the audit committee’s approval is not feasible, then the transaction may be preliminarily entered into by management upon prior approval of the transaction by the chairperson of the audit committee subject to ratification of the transaction by the audit committee at the audit committee’s next regularly scheduled meeting; provided, that if ratification shall not be forthcoming, management shall make all reasonable efforts to cancel or annul such transaction. Any related person transaction shall be consummated and shall continue only if the audit committee has approved or ratified such transaction in accordance with Section 2-419 of the MGCL
(if applicable), or any successor provision thereto, our Charter and Bylaws and the guidelines set forth in our related person policy.

56

ANNUAL MEETING OF STOCKHOLDERS & PROXY STATEMENT 2025
AUDIT COMMITTEE REPORT(1)
The audit committee of the board of directors (the “Board”) of InvenTrust Properties Corp. (the “Company”) assists the Board in its oversight of the integrity of the Company’s financial statements. Management has the primary responsibility for the financial statements, the reporting process and maintaining an effective system of internal controls over financial reporting. The Company’s independent auditors are engaged to audit and express opinions on the conformity of the Company’s financial statements to United States generally accepted accounting principles.
In addition to fulfilling its oversight responsibilities as set forth in its charter and further described in the section of the Company’s proxy statement for the 2025 Annual Meeting of Stockholders titled “Audit Committee,” the audit committee has performed the following:
•Prior to the filing of our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, reviewed and discussed with management and KPMG LLP (“KPMG”) the Company’s audited consolidated financial statements.
•Discussed with KPMG the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight
Board (“PCAOB”) and the SEC.
•Evaluated KPMG’s qualifications, performance and independence (consistent with SEC requirements), which included the receipt and review of the written disclosures and the letter from KPMG required by applicable requirements of the PCAOB regarding KPMG’s communications with the audit committee concerning independence and discussions with KPMG regarding its independence.
Based on the reviews and discussions with management and KPMG cited above, including the review of KPMG’s disclosures and letter to the audit committee and review of the representations of management and the reports of KPMG, the audit committee recommended to the Board that the
Company’s audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31,
2024 filed with the SEC.
Submitted by the members of the audit committee of the Board.
Audit Committee of the Board of Directors
•Amanda E. Black (Chairperson)
•Thomas F. Glavin
•Smita N. Shah
•Michael A. Stein
(1)(1) This report is not “soliciting material,” is not deemed filed with the SEC, and is not to be incorporated by reference into any Company filing under the Securities Act of 1933, as amended or the Securities and Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language contained in such filing, except to the extent that we specifically incorporate this information by reference.

57

ANNUAL MEETING OF STOCKHOLDERS & PROXY STATEMENT 2025
PROPOSAL NO. 2  Ratify Appointment of KPMG LLP
The audit committee has selected KPMG LLP (“KPMG”) to serve as our independent registered public accounting firm for the year ending December
31, 2025. Oversight includes regular executive sessions with KPMG, discussion with KPMG about the scope of the audit, a comprehensive annual evaluation when determining whether to reengage KPMG and direct involvement by the audit committee and its chairperson in the selection of the engagement partner in connection with the mandated PCAOB partner rotation rules. We are asking our stockholders to ratify the selection.
KPMG also served as our independent registered public accounting firm for the year ended December 31, 2024. Representatives of KPMG will be present at the Annual Meeting to respond to appropriate questions and to make such statements as they may desire.
Stockholder ratification of the selection of KPMG as our independent registered public accounting firm is not required by our Bylaws or otherwise.
However, the Board is submitting the selection of KPMG to the stockholders for ratification as a matter of good corporate governance practice.
Furthermore, the audit committee will take the results of the stockholder vote regarding KPMG’s appointment into consideration in future deliberations. Even if the selection is ratified, the audit committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company.
Vote Required
The ratification of Proposal No. 2 requires the affirmative vote of at least a majority of the votes cast on this proposal at the Annual Meeting.
Recommendation
The Board unanimously recommends that you vote “FOR” the ratification of the appointment of KPMG as our independent registered public accounting firm for the year ending December 31, 2025.
Fees to Independent Registered Public Accounting Firm
The following table presents fees for professional services rendered by our independent registered public accounting firm, KPMG, for the audit of our annual consolidated financial statements for the years ended December 31, 2024 and 2023, together with fees for audit-related services and tax services rendered by KPMG for the years ended December 31, 2024 and 2023, respectively.

NAME	YEAR ENDED DECEMBER 31,
	2024	2023
Audit fees (1)	$1,300,000	$1,080,000
Audit-related fees	—	—
Tax fees (2)(3)	69,237	87,252
All other fees	—	—
Total	$1,369,237	$1,167,252
(1)Audit fees consist of fees for professional services for the audit of our consolidated financial statements included in our annual report on Form 10-K and review of our condensed financial information included in our quarterly filings on Form 10-Q, including all services required to comply with the standards of the Public Company Accounting
Oversight Board (United States), and fees associated with performing the integrated audit of internal controls over financial reporting (Sarbanes-Oxley Section 404 work), as well as fees for services associated with comfort letters, reviews of documents filed with the SEC, consents on SEC registration statements, and fees related to the December
31, 2023 year end audit of the IAGM joint venture.
(2)The Audit Committee discussed these services with KPMG LLP and determined that these services would not impair KPMG LLP’s independence.
(3)Tax fees are comprised of tax compliance and consulting fees.

58

ANNUAL MEETING OF STOCKHOLDERS & PROXY STATEMENT 2025
PROPOSAL NO. 2  Ratify Appointment of KPMG LLP
Approval of Services and Fees
Our audit committee, or the chairperson of our audit committee, must pre-approve any audit and non-audit service provided to us by the independent auditor, unless the engagement is entered into pursuant to appropriate pre-approval policies established by the audit committee or if such service falls within available exceptions under SEC rules. If approved by the chairperson of the audit committee, such approval will be presented to the audit committee at its next meeting. The audit committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to approve audit and permitted non-audit services, provided that the decision of the subcommittee to approve any service shall be presented to the full audit committee at its next scheduled meeting.
The audit committee has reviewed and approved all of the fees charged by KPMG for the years ended December 31, 2024 and 2023, and actively monitors the relationship between audit and non-audit services provided by KPMG. The audit committee concluded that all services rendered by
KPMG during the years ended December 31, 2024 and 2023, respectively, were consistent with maintaining KPMG’s independence. As a matter of policy, we will not engage our primary independent registered public accounting firm for non-audit services other than “audit-related services,” as defined by the SEC, certain tax services and other permissible non-audit services that are specifically approved as described above.

59

ANNUAL MEETING OF STOCKHOLDERS & PROXY STATEMENT 2025
PROPOSAL NO. 3 Advisory Vote On Named
Executive Officer Compensation (“Say-On-Pay”)
Background
In accordance with Section 14A of the Exchange Act, which was added under the Dodd Frank Wall Street Reform and Consumer Act, we are asking our stockholders to vote upon a resolution to approve, on a non-binding, advisory basis, the compensation of our NEOs as described in the
“Compensation Discussion and Analysis” and related compensation tables in this proxy statement.
As described more fully in the Compensation Discussion and Analysis (“CD&A”) section of this proxy statement, the compensation program for our
NEOs is designed to align executive compensation with the Company’s performance and with stockholder interests, and to attract, motivate and retain talented and experienced executive officers through competitive compensation arrangements relative to our peer group. The program seeks to align a significant portion of executive compensation with our performance on a short-term and long-term basis through a combination of annual base salaries, annual incentives through cash bonuses and long-term incentives through equity-based compensation. The annual incentive payout for each NEO is based on our financial and operational performance and achievement of the executive’s individual performance goals, and each
NEO’s annual cash bonus opportunity provides for threshold, target and maximum bonus amounts, expressed as a percentage of the NEO’s base salary. In addition, long-term incentive awards, including new grants of RSU awards, are intended to encourage actions to maximize stockholder value. We urge our stockholders to review the CD&A section of this proxy statement and related executive compensation tables for more information.
The Board believes that the information provided above and within the CD&A section of this proxy statement demonstrates that our executive compensation program was designed appropriately and is working to ensure that management’s interests are aligned with our stockholders’ interests to support long-term value creation. The Board unanimously recommends that you vote, on a non-binding, advisory basis, “FOR” the resolution set forth below approving the compensation paid to our named executive officers as disclosed pursuant to the SEC’s compensation disclosure rules:
RESOLVED, that the stockholders of the Company approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Compensation Discussion and Analysis, compensation tables and narrative discussion of this proxy statement.
As an advisory vote, this proposal is not binding upon the Company. However, our Board and compensation committee value the opinions expressed by our stockholders in their vote on this proposal, and will carefully consider the outcome of the vote when making future compensation decisions for our NEOs. At the 2023 Annual Meeting of Stockholders, the Company’s stockholders voted in favor of holding annual say-on-pay votes, and following the 2023 stockholder vote, our Board determined to continue to hold annual advisory say-on-pay votes. Unless our Board modifies its determination regarding the frequency of future say-on-pay advisory votes, the next say-on-pay vote will be held at the annual meeting of stockholders in 2026.
Vote Required
The approval of Proposal No. 3 requires the affirmative vote of at least a majority of the votes cast on this proposal at the Annual Meeting.
Recommendation
The Board unanimously recommends that stockholders vote “FOR” the approval of Proposal No. 3.

60

ANNUAL MEETING OF STOCKHOLDERS & PROXY STATEMENT 2025
STOCKHOLDER PROPOSALS
Nominations of Director Candidates for the 2026 Annual Meeting
Stockholder nominations of director candidates must be submitted in advance to the Company in accordance with the procedures specified in
Section 9 of Article II of our current Bylaws. Generally, this requires that the stockholder send certain information about the candidate to our secretary not later than 5:00 p.m., Eastern Time, on the 120th day and not earlier than the 150th day prior to the first anniversary of the date of the proxy statement for the preceding year’s annual meeting. Notices of nominations for directors may only be submitted by stockholders who were stockholders at the record date set for the annual meeting, at the time of giving notice as provided in Section 9 of Article II of the Bylaws and at the time of the annual meeting, and any postponement or adjournment thereof, who is entitled to vote at the meeting in the election of directors. For our annual meeting to be held in 2026, a stockholder must provide written notice of a candidate nomination not earlier than October 22, 2025 and not later than 5:00 p.m., Eastern Time, on November 21, 2025, to our corporate secretary, c/o InvenTrust Properties Corp., 3025 Highland Parkway,
Suite 350, Downers Grove, Illinois 60515. Nominations of director candidates by stockholders must also comply with the other procedures specified in Article II, Section 9 of our Bylaws. A copy of our Bylaws may be obtained by written request to our corporate secretary at the same address.
Additional information regarding director nominations is included above under the heading Corporate Governance Principles – Nominating and
Corporate Governance Committee.
Our proxy access bylaw also permits a stockholder (or a group of up to 20 stockholders) owning 3% or more of our outstanding common stock continuously for at least three years to nominate and include in the Company’s proxy materials director candidates constituting up to the greater of two individuals or 20% of the Board, if the nominating stockholder(s) and the nominee(s) satisfy the eligibility, procedural and disclosure requirements specified in our Bylaws. Generally, this requires that the nominating stockholder(s) send the information required by our Bylaws to our corporate secretary not later than 5:00 p.m., Eastern Time, on the 120th day and not earlier than the 150th day prior to the first anniversary of the date of the proxy statement for the preceding year’s annual meeting. For the 2026 annual meeting, notice of a proxy access nomination must be delivered to our corporate secretary at the address provided above not earlier than October 22, 2025 and not later than 5:00 p.m., Eastern Time, on
November 21, 2025.
We reserve the right to reject, rule out of order, or take other appropriate action with respect to any director nomination that does not comply with these requirements, our Bylaws or other applicable requirements.
Other Stockholder Proposals for the 2026 Annual Meeting
Stockholders intending to present any other proposal for action by the stockholders at an annual meeting are subject to the same notice provisions under Section 9 of Article II of our Bylaws for director candidate nominations as discussed above. Accordingly, for our annual meeting to be held in
2026, a stockholder must provide written notice to the Company of a proposal not earlier than October 22, 2025 and not later than 5:00 p.m., Eastern
Time, on November 21, 2025.
Our Bylaws do not change the deadline for a stockholder seeking to include a proposal in our proxy statement pursuant to Rule 14a-8 promulgated under the Exchange Act or affect a stockholder’s right to present for action at an annual meeting any proposal so included. Rule 14a-8 requires that notice of a stockholder proposal requested to be included in our proxy materials pursuant to that Rule must generally be furnished to our corporate secretary not later than 120 days prior to the anniversary date of our proxy statement for the previous year’s annual meeting. For our annual meeting to be held in 2026, stockholder proposals to be considered for inclusion in the proxy statement under Rule 14a-8 must be received by our corporate secretary no later than November 21, 2025. Proposals by stockholders must comply with all requirements of applicable rules of the SEC, including
Rule 14a-8. We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with
Rule 14a-8 and other applicable requirements.
All stockholder proposals should be submitted in writing and addressed to our corporate secretary, c/o InvenTrust Properties Corp., 3025 Highland
Parkway, Suite 350, Downers Grove, Illinois 60515.
We intend to file a proxy statement and WHITE proxy card with the SEC in connection with the solicitation of proxies for our 2026 annual meeting.
Stockholders may obtain our proxy statement (and any amendments and supplements thereto) and other documents as and when filed by us with the SEC without charge from the SEC’s website at: www.sec.gov.

61

ANNUAL MEETING OF STOCKHOLDERS & PROXY STATEMENT 2025
ANNUAL REPORT TO STOCKHOLDERS
We have filed an Annual Report on Form 10-K for the year ended December 31, 2024 with the Securities and Exchange Commission. You may obtain, free of charge, a copy of the 2024 Annual Report on Form 10-K by writing to InvenTrust Properties Corp., 3025 Highland Parkway,
Suite 350, Downers Grove, Illinois 60515, Attention: Investor Relations, or by calling us, toll free, at (855) 377-0510. Copies of exhibits will be provided upon payment of a nominal fee equal to our expenses in furnishing such exhibits. Our Annual Report on Form 10-K may also be accessed electronically on our website at www.inventrustproperties.com through the “Investors - Financials - SEC Filings” tab.

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A 1

ANNUAL MEETING OF STOCKHOLDERS & PROXY STATEMENT 2025
APPENDIX A
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
The National Association of Real Estate Investment Trusts (“Nareit”), an industry trade group, has promulgated a widely accepted non-GAAP financial measure of operating performance known as Funds From Operations (“Nareit FFO”). Our Nareit FFO is net income (or loss) in accordance with GAAP, excluding gains (or losses) resulting from dispositions of properties, plus depreciation and amortization and impairment charges on depreciable real property. Adjustments for our previously owned unconsolidated joint venture are calculated to reflect our proportionate share of the joint venture’s funds from operations on the same basis.
In calculating Nareit FFO, impairment charges of depreciable real estate assets are added back even though the impairment charge may represent a permanent decline in value due to the decreased operating performance of the applicable property. Furthermore, because gains and losses from sales of property are excluded from Nareit FFO, it is consistent and appropriate that impairments, which are often early recognition of losses on prospective sales of property, also be excluded.
We believe Nareit FFO Applicable to Common Shares and Dilutive Securities, when considered with the financial statements determined in accordance with GAAP, is helpful to investors in understanding our performance because the historical accounting convention used for real estate assets requires straight-line depreciation of buildings and improvements, which implies that the value of real estate assets diminishes predictably over time. Since real estate values historically rise and fall with market conditions, presentations of operating results for a REIT, using historical accounting for depreciation, could be less informative.
Core Funds From Operations (“Core FFO”) is an additional supplemental non-GAAP financial measure of our operating performance. In particular,
Core FFO provides an additional measure to compare the operating performance of different REITs without having to account for certain remaining amortization assumptions within Nareit FFO and other unique revenue and expense items which some may consider not pertinent to measuring a particular company’s on-going operating performance. In that regard, we have historically used Core FFO as an input to our compensation plan to determine cash bonuses and measure the achievement of certain performance-based equity awards.
Our adjustments to Nareit FFO to arrive at Core FFO include removing the impact of (i) amortization of debt discounts and financing costs, (ii)
amortization of market-lease intangibles and inducements, net, (iii) depreciation and amortization of corporate assets, (iv) straight-line rent adjustments, (v) gains (or losses) resulting from debt extinguishments (vi) other non-operating revenue and expense items which, in our judgment, are not pertinent to measuring on-going operating performance, and (vii) adjustments for our previously owned unconsolidated joint venture to reflect our share of the venture’s Core FFO on the same basis. Our calculation of Core FFO Applicable to Common Shares and Dilutive Securities does not consider any capital expenditures.
Other REITs may use alternative methodologies for calculating similarly titled measures, which may not be comparable to our definition and calculation of Nareit FFO Applicable to Common Shares and Dilutive Securities or Core FFO Applicable to Common Shares and Dilutive Securities.
Furthermore, Nareit FFO and Core FFO are not necessarily indicative of cash flow available to fund cash needs and should not be considered as alternatives to net income as an indication of our performance. Nareit FFO and Core FFO should not be considered as alternatives to our cash flows from operating, investing, and financing activities. Nor should Nareit FFO and Core FFO be considered as measures of liquidity, our ability to make cash distributions, or our ability to service our debt.

A 2

ANNUAL MEETING OF STOCKHOLDERS & PROXY STATEMENT 2025
APPENDIX A
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
The following table presents the reconciliation of net income, the most directly comparable GAAP measure, to Nareit FFO Applicable to Common
Shares and Dilutive Securities and Core FFO Applicable to Common Shares and Dilutive Securities:

	YEAR ENDED DECEMBER 31,
	2024	2023	2022
Net income	$13,658	$5,269	$52,233
Depreciation and amortization related to investment properties	113,055	112,578	94,142
Impairment of real estate assets	3,854	—	—
Gain on sale of investment properties, net	(3,857)	(2,691)	(38,249)
Unconsolidated joint venture adjusting items (a)	—	342	3,850
Nareit FFO Applicable to Common Shares and Dilutive Securities	126,710	115,498	111,976
Amortization of market-lease intangibles and inducements, net	(2,804)	(3,343)	(5,589)
Straight-line rent adjustments, net	(3,400)	(3,349)	(3,815)
Amortization of debt discounts and financing costs	2,403	4,113	2,816
Depreciation and amortization of corporate assets	893	852	810
Non-operating income and expense, net (b)	(1,033)	(1,821)	(828)
Unconsolidated joint venture adjusting items, net (c)	—	(92)	582
Core FFO Applicable to Common Shares and Dilutive Securities	$122,769	$111,858	$105,952

Weighted average common shares outstanding - basic	70,394,448	67,531,898	67,406,233
Dilutive effect of unvested restricted shares (d)	616,120	281,282	119,702
Weighted average common shares outstanding - diluted	71,010,568	67,813,180	67,525,935

Net income per diluted share	$0.19	$0.08	$0.77
Nareit FFO per diluted share	$1.78	$1.70	$1.66
Core FFO per diluted share	$1.73	$1.65	$1.57
(a)Reflects the Company’s share of adjustments for its previously owned unconsolidated joint venture's Nareit FFO on the same basis as InvenTrust.
(b)Reflects items which are not pertinent to measuring on-going operating performance, such as miscellaneous and settlement income, and basis difference recognition arising from acquiring the four remaining properties of its previously owned unconsolidated joint venture in 2023.
(c)Reflects the Company’s share of adjustments for its previously owned unconsolidated joint venture's Core FFO on the same basis as InvenTrust.
(d)For purposes of calculating non-GAAP per share metrics, the Company applies the same denominator used in calculating diluted earnings per share in accordance with GAAP.
CORPORATE OFFICE
3025 Highland Parkway | Suite 350
Downers Grove, IL 60515
630.570.0700
InvestorRelations@InvenTrustProperties.com

INVENTRUST PROPERTIES CORP.
P.O. BOX 43007
PROVIDENCE, RI 02940-3007

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on May 5, 2025 for shares held directly and by 11:59 p.m. Eastern Time on May 1, 2025 for shares held in a plan. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/IVT2025**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on May 5, 2025 for shares held directly and by 11:59 p.m. Eastern Time on May 1, 2025 for shares held in a Plan. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V65879-P26489

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

INVENTRUST PROPERTIES CORP.

The Board of Directors recommends you vote FOR the following proposals:

Nominees:	**For**	**Withhold**
1a. Stuart W. Aitken	☐	☐
1b. Amanda E. Black	☐	☐
1c. Daniel J. Busch	☐	☐
1d. Scott A. Nelson	☐	☐
1e. Paula J. Saban	☐	☐
1f. Smita N. Shah	☐	☐
1g. Julie M. Swinehart	☐	☐
1h. Julian E. Whitehurst	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

V65880-P26489

INVENTRUST PROPERTIES CORP.
Annual Meeting of Stockholders
May 6, 2025 9:00 AM CDT
This proxy is solicited by the Board of Directors

The undersigned hereby appoints Daniel J. Busch and Christy L. David, or either of them, as proxies, each with the power to appoint his/her substitute, and hereby authorizes them to attend the Annual Meeting of Stockholders of INVENTRUST PROPERTIES CORP. to be held virtually at 9:00 AM, CDT on May 6th at www.virtualshareholdermeeting.com/IVT2025 and any postponement or adjournment thereof, to cast, on behalf of the undersigned, all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at such meeting with all powers possessed by the undersigned as if personally present at such meeting. Each proxy is authorized to vote as directed on the reverse side hereof and otherwise in his or her discretion with respect to any other business as may properly come before the meeting or any postponement or adjournment thereof. The undersigned hereby acknowledges receipt of a copy of the accompanying Notice of Annual Meeting of Stockholders and the Proxy Statement and revokes any proxy heretofore given with respect to such meeting or any postponement or adjournment thereof.

The votes entitled to be cast by the undersigned, when this proxy is properly executed, will be cast in the manner directed herein. If this proxy is properly executed and no such direction is made, the votes entitled to be cast by the undersigned will be cast in accordance with the Board of Directors recommendations.

Continued and to be signed on reverse side